Registration No. 811-02753

Registration No. 2-59353

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
Post-Effective Amendment No. 72	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 72	☒

(Check appropriate box or boxes)

SBL FUND

(Exact Name of Registrant as Specified in Charter)

805 KING FARM BOULEVARD,

SUITE 600, ROCKVILLE,

MARYLAND 20850

(Address of Principal Executive Offices/Zip Code)

Registrant’s Telephone Number, including area code:

(301) 296-5100

Copies To:

Donald C. Cacciapaglia, President 805 King Farm Boulevard Suite 600 Rockville, MD 20850	Amy J. Lee, Secretary 805 King Farm Boulevard Suite 600 Rockville, MD 20850
(Name and address of Agent for Service)

Approximate date of proposed public offering: Effective Date of this Post Effective Amendment

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☐	on pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☒	on August 15, 2013 pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

SUBJECT TO COMPLETION

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

GUGGENHEIM PROSPECTUS

August 15, 2013

Series D

(World Equity Income Series) (formerly, MSCI

EAFE Equal Weight Series)

www.guggenheiminvestments.com

The U.S. Securities and Exchange Commission has not approved or disapproved these securities, or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus should be read in conjunction with the separate account’s prospectus describing the variable insurance contract. Please read both prospectuses and retain them for future reference.

SERIES SUMMARY

Series D (World Equity Income Series) (formerly, MSCI EAFE Equal Weight Series)

Investment Objective — Series D (the “Series”) seeks to provide total return, comprised of capital appreciation and income

Fees and Expenses of the Series — This table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The table below does not take into account any of the expenses associated with an investment in variable insurance products offered by participating insurance companies. If such fees and expenses were reflected, the overall expenses would be higher.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.70%
Other expenses	0.44%
Total annual fund operating expenses	1.14%

Example. This Example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. It does not reflect separate account or insurance contract fees and charges, which if reflected would increase expenses.

The Example assumes that you invest $10,000 in the Series for the time periods indicated and reflects expenses whether or not you redeem your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$116	$362	$628	$1,386

Portfolio Turnover. The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual operating expenses or in the example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 36% of the average value of its portfolio.

Principal Investment Strategies — Under normal circumstances, the Series will invest at least 80% of its assets (net assets, plus the amount of any borrowing for investment purposes) in equity securities. Generally, the Series intends to invest in higher dividend-yielding equity securities. The Series is not limited in the percentage of assets it may invest in securities listed, traded or dealt in any one country, region or geographic area and it will invest in a number of countries throughout the world, including emerging markets.

While the Series tends to focus its investments in equity securities of large- and mid-capitalization companies, it can also invest in equity securities of companies that represent a broad range of market capitalizations and will not be constrained by capitalization limits. At times, the Series may thus invest a significant portion of its assets in small- and mid-capitalization companies. The equity securities in which the Series may invest include, but are not limited to, common stock, preferred stock, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), American Depositary Shares (ADS), convertible securities and warrants and rights. The Series invests in securities denominated in a wide variety of currencies.

The Series may invest in a variety of liquid investment vehicles, such as exchange traded funds (“ETFs”) and other mutual funds to manage its cash position, or to gain exposure to the equity markets or a particular sector of the equity markets, while maintaining liquidity. The Series may also hold up to 20% of its assets in debt securities of foreign or U.S. issuers.

While the Series generally does not intend to usually hold a significant portion of its assets in derivatives, the Series may invest in derivatives, including forwards, swaps and futures contracts in order to maintain exposure to the securities and currency markets at times when it is not able to purchase the corresponding securities and currencies directly, or it believes that it is more appropriate to use derivatives to obtain the desired exposure to the underlying assets. Further, the Series can hedge a portion of its foreign currency exposure using derivatives.

The Investment Manager will actively manage the Series’ portfolio while utilizing quantitative analysis and optimization programs to forecast risk. The Investment Manager’s goal will be to construct a well diversified portfolio comprised of securities that have historically demonstrated low volatility in their returns and that collectively have the ability to provide dividend yields in excess of the Series’ benchmark. In selecting investments, the Investment Manager will consider the dividend yield of each security, the historic volatility of each security, the correlation between securities, trading liquidity and market capitalization. The Investment Manager also may consider transaction costs and overall exposures to countries, sectors and stocks. While the portfolio may be comprised of a large portion of securities that are included within the MSCI World Index, a broad-based index that captures large- and mid-cap representations across a large number of developed markets countries, the Series will also invest in securities that are not included in the MSCI World Index. The Investment Manager may determine to sell a security for several reasons including the following: (1) better investment opportunities are available; (2) to meet redemption requests; (3) to close-out or unwind derivatives transactions; (4) to realize gains; or (5) if market conditions change.

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash, derivative instruments, fixed income securities, government bonds, money market securities, or repurchase agreements. Although the Series would do this only in seeking to manage equity exposure and reduce Series volatility, the Series may be unable to pursue its investment objective during that time, and it may reduce the benefit from any upswing in the market.

Principal Risks — The value of an investment in the Series will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Series are listed below.

Capitalization Securities Risk – The Series may have significant exposure to securities in a particular capitalization range, e.g., large-, mid- or small-cap securities. As a result, the Series may be subject to the risk that the pre-dominate capitalization range may underperform other segments of the equity market or the equity market as a whole.

Convertible Securities Risk – Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Currency Risk – Indirect and direct exposure to foreign currencies subjects the Series to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Series. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad.

Depositary Receipt Risk – The Series may hold the securities of non-U.S. companies in the form of ADRs and GDRs. The underlying securities of the ADRs and GDRs in the Series’ portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Series’ portfolio. In addition, the value of the securities underlying the ADRs and GDRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

Derivatives Risk – Derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including possible illiquidity of the derivative, limited ability to enter into or unwind a position, imperfect correlations with underlying investments or the Series’ other portfolio holdings, leverage risk, lack of availability and the risk that the counterparty may default on its obligations. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited.

Emerging Markets Risk – The Series may invest in securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in securities in developed countries. These risks include: (1) less social, political and economic stability; (2) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (3) certain national policies which may restrict the Series’ investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (4) foreign taxation; and (5) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

Equity Securities Risk – Equity securities include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities fluctuate in value more than other investments. They reflect changes in the issuing company’s financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. The Series may lose a substantial part, or even all, of its investment in a company’s stock. Growth stocks may be more volatile than value stocks.

Foreign Securities Risk – Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs. The Series may have focused investment exposure to the foreign regions listed below.

Asia – While certain Asian economies are exemplars of growth and development others have been and continue to be subject, to some extent, to over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions.

Europe – The European economy is diverse and includes both large, competitive economies and small, struggling economies. The European economy is vulnerable to decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies. The European financial markets have recently experienced volatility due to concerns about rising government debt levels of several European countries and increased unemployment levels. Economic uncertainty may have an adverse effect on the value of the Series’ investments.

Investment in Investment Vehicles Risk – Investing in other investment vehicles, including ETFs and other mutual funds, subjects the Series to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Series and its shareholders will incur its pro rata share of the underlying vehicles’ expenses.

Leverage Risk – The Series’ use of leverage, through borrowings or instruments such as derivatives, may cause the Series to be more volatile than if it had not been leveraged.

Management Risk – The Series is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will be successful. Furthermore, active trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Series.

Market Risk – The market value of the securities held by the Series may fluctuate resulting from factors affecting the individual company or other factors such as changing economic, political or financial market conditions.

Preferred Securities Risk – A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Regulatory and Legal Risk – U.S. and other regulators and governmental agencies may implement additional regulations and legislators may pass new laws that affect the investments held by the Series, the strategies used by the Series or the level of regulation applying to the Series (such as regulations related to investments in derivatives). These may impact the investment strategies, performance, costs and operations of the Series.

Performance Information — The following chart and table provide some indication of the risks of investing in the Series by showing changes in the Series’ share performance from year to year and by showing how the Series’ average annual returns for one, five, and ten years have compared to those of a broad measure of market performance.

Effective August 15, 2013, certain changes were made to the Series’ investment objective, principal investment strategies and portfolio management team. In connection with these changes, the Series also changed its benchmark to the MSCI World Index. Between May 2, 2011 and August 15, 2013, the Series tracked the performance of the MSCI EAFE Equal Weighted Index. However, the inception date of the MSCI EAFE Equal Weighted Index was January 22, 2008, and therefore performance for that Index prior to that date is not available. Prior to May 2, 2011, the Series operated with a different name and principal investment strategy. As with all mutual funds, past performance is not necessarily an indication of how the Series will perform in the future.

The performance figures do not reflect fees and expenses associated with an investment in variable insurance products through which shares of the Series are purchased, and, if such fees and expenses were reflected, the performance figures would be lower.

[Bar chart to be included.]

12/31/2003	43.45
12/31/2004	18.79
12/31/2005	13.53
12/31/2006	17.34
12/31/2007	8.88
12/31/2008	-38.38
12/31/2009	19.73
12/31/2010	15.69
12/31/2011	-15.80
12/31/2012	16.57

Highest Quarter Return		Lowest Quarter Return
2Q 2003	21.43%	3Q 2011	-18.38%

As of June 30, 2013, the Series had a year-to-date return of [—]%

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Average Annual Total Returns (for the periods ended December 31, 2012)

	1 Year	5 Years	10 Years
Series D	16.57%	-3.48%	7.55%

MSCI World Index (Net) (reflects no deductions for fees, expenses, or taxes)	17.24%	-4.24%	5.41%
MSCI EAFE Equal Weighted Index (reflects no deductions for fees, expenses, or taxes)	16.91%	N/A	N/A

Management of the Series —

Investment Manager. Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), serves as the investment manager of the Series.

Portfolio Managers. Fahran Sharaff, Nardin Baker, Ole Jakob Wold and Scott Hammond are primarily responsible for the day-to-day management of the Series, and each holds the title “Portfolio Manager” with the Investment Manager. They have co-managed the Series since August 2013.

Purchase and Sale of Series’ Shares — Shares of the Series are purchased primarily by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. Investors do not deal directly with the Series to purchase and redeem shares. Please refer to the prospectus for the variable annuity or variable life insurance contract for information on the allocation of premiums and transfers of accumulated value.

Tax Information — Shares of the Series are owned by the insurance companies offering the variable annuity or variable life insurance contract. Please see the prospectus for the variable annuity or variable life insurance contract for information regarding the federal income tax treatment of the insurance contract.

Payments to Insurance Companies and Other Financial Intermediaries —If you purchase the Series through a broker/dealer, financial representative or other financial intermediary (such as a bank), the Series and its related companies may pay the financial intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend a variable annuity or variable life insurance contract and the Series over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING

INVESTMENT OBJECTIVES AND STRATEGIES

The Board of Directors of the Series may change the Series’ investment objectives and strategies at any time without shareholder approval. Because the Series’ name suggests a specific type of investment, the Series will provide written notice to shareholders prior to, or concurrent with, any such change as required by applicable law. Should the Series change its policy of investing at least 80% of its assets (net assets, plus the amount of any borrowing for investment purposes) in the type of investment or industry suggested by its name, the Series will provide shareholders at least 60 days’ notice prior to making the change. As with any investment, there can be no guarantee the Series will achieve its investment objectives.

The Series may, from time to time, take temporary defensive positions that are inconsistent with the Series’ principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. For example, the Series may invest some or all of its assets in cash, derivative instruments, fixed income securities, government bonds, money market securities, or repurchase agreements. Although the Series would do this only in seeking to manage equity exposure and reduce Series volatility, the Series may be unable to pursue its investment objective during that time, and it may reduce the benefit from any upswing in the market.

The Series’ holdings of certain types of investments cannot exceed a maximum percentage of net assets. Percentage limitations are set forth in this Prospectus and/or the statement of additional information (“SAI”). While the percentage limitations provide a useful level of detail about the Series’ investment program, they should not be viewed as an accurate gauge of the potential risk of the investment. For example, in a given period, a 5% investment in futures contracts could have significantly more of an impact on the Series’ share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return or risk profile in relation to the performance of the Series’ other investments. The Portfolio Managers of the Series have considerable leeway in choosing investment strategies and selecting securities they believe will help the Series achieve its objective. Notwithstanding the above, the Series will be invested in accordance with the Principal Investment Strategies discussed earlier in this Prospectus. In seeking to meet its investment objective, the Series may invest in any type of security or instrument whose investment characteristics are consistent with the Series’ investment program. The Series will determine the country of an issuer of a security based on: (a) the issuer’s domicile or location of headquarters; (b) where the issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed or where it has at least 50% of its assets; (c) the principal trading market for the security; or (d) the currency in which the security is denominated. Investors should be aware that the investments made by the Series and the results achieved by the Series at any given time are not expected to be the same as those made by other mutual funds for which the Investment Manager acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Series.

The Series is subject to certain investment policy limitations referred to as “fundamental policies”. The full text of the Series’ fundamental policies is included in the SAI.

DESCRIPTIONS OF PRINCIPAL RISKS

Additional information on the principal risks of the Series is described below. Although the Series will not generally trade for short-term profits (unless otherwise indicated), circumstances may warrant a sale without regard to the length of time a security was held. A high turnover rate may increase transaction costs, which decreases the value of investments. In seeking to meet its investment objective, the Series’ assets may be invested in any type of security or instrument whose investment characteristics are consistent with the Series’ investment program.

In addition, investors should note that, to the extent authorized by law, the Series reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a class of shares, or to cease operations and liquidate at any time.

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Capitalization Securities Risk — The Series’ investments may be composed primarily of, or have significant exposure to, securities in a particular capitalization range, e.g., large-, mid- or small-cap securities. As a result, the Series may be subject to the risk that the pre-dominate capitalization range represented in the Series’ portfolio may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion. In addition, in comparison to securities of companies with larger capitalizations, securities of small- and medium-capitalization companies may experience greater price volatility (especially during periods of economic uncertainty), greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small- and mid-cap companies often have limited product lines, markets or financial resources, and may therefore suffer isolated setbacks. These securities may or may not pay dividends. Securities of small-cap companies may present additional risks because their earnings are less predictable and their securities are often less liquid than those of larger, more established companies. Small-cap companies may also be more vulnerable to adverse business or market developments. These risks are likely to be greater for micro-cap companies. The Series is not required to sell an investment if the investment falls out of, or can no longer be characterized as being a part of, a certain capitalization range.

Convertible Securities Risk — Convertible securities, debt or preferred equity securities convertible into, or exchangeable for, equity securities, are generally preferred stocks and other securities, including fixed income securities and warrants that are convertible into or exercisable for common stock. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertible securities have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Convertible securities may be lower-rated securities subject to greater levels of credit risk. A convertible security may be converted before it would otherwise be most appropriate, which may have an adverse effect on the Series’ ability to achieve its investment objective.

“Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. The Series may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

Currency Risk — The Series’ indirect and direct exposure to foreign currencies subjects the Series to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Series. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad. While the Series may engage in currency hedging transactions, it generally does not intend to do so.

Depositary Receipt Risk — The Series may hold the securities of non-U.S. companies in the form of American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the New York Stock Exchange. The Series will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and carry all of the rights of common shares, including voting rights. GDRs are similar to ADRs, but may be issued in bearer form and are typically offered for sale globally and held by a foreign branch of an international bank. The underlying securities of the ADRs and GDRs in the Series’ portfolio are usually denominated or quoted in currencies

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other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Series’ portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of ADRs and GDRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs and GDRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Series. The Series’ investment exposure to the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.

Derivatives Risk — The Series may invest a percentage of its assets in derivatives, such as swaps, futures contracts and options contracts and other instruments described in the Series’ principal investment strategies, to pursue its investment objective and to create economic leverage in the Series, to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates, currency rates, etc., to change the effective duration of the Series’ portfolio, to manage certain investment risks, and/or as a substitute for the purchase or sale of securities or currencies. The use of such derivatives may expose the Series to risks in addition to and greater than those associated with investing directly in the securities underlying those derivatives, including risks relating to leverage, imperfect correlations with underlying investments or the Series’ other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Use of derivatives may also cause the Series to be subject to additional regulations, which may generate additional Series expenses. These practices also entail transactional expenses and may cause the Series to realize higher amounts of short-term capital gains than if the Series had not engaged in such transactions. Certain risks also are specific to the derivatives in which the Series invests.

Swap Agreements Risk. Swap agreements are contracts entered into primarily by institutional investors for periods ranging from one day to more than one year and may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or Instruments. The Series may enter into swap agreements, including, but not limited to total return swaps, index swaps, interest rate swaps and credit default swaps. The Series may utilize swap agreements in an attempt to gain exposure to certain securities without purchasing those securities, which is speculative, or to hedge a position. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due to the fact they could be considered illiquid and many swaps currently trade on the OTC market, which is an unregulated market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks.

Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and SEC recently defined as “swaps.” Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. The Investment Manager will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Series’ ability to enter into swap agreements.

Futures Contracts Risk. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date or cash settlement (payment of the gain or loss on the contract). Futures are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the

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future at an agreed-upon price and for other reasons such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; as a substitute for a direct investment; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that the Series may not be able to enter into a closing transaction because of an illiquid market. Futures markets can be highly volatile and the use of futures may increase the volatility of the Series’ NAV. Exchanges can limit the number of options that can be held or controlled by the Series or its adviser, thus limiting the ability to implement the fund strategies. Futures are also subject to leveraging risk and can be subject to liquidity risk.

Options Contracts Risk. The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. Options are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price and for other reasons such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; as a substitute for a direct investment; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration.

Options are subject to correlation risks. The writing and purchase of options is a highly specialized activity as the successful use of options depends on the Investment Manager’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of futures options that can be held or controlled by the Series or its adviser, thus limiting the ability to implement the fund strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Series are small in relation to the market value of the investments underlying the options, the Series is exposed to the risk that buying and selling put and call options can be more speculative than investing directly in securities.

The Series may also purchase or sell call and put options on a “covered” basis. A call option is “covered” if the Series owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are segregated by the Series’ custodian). As a seller of covered call options, the Series faces the risk that it will forgo the opportunity to profit from increases in the market value of the security covering the call option during an option’s life.

Hybrid Securities. Hybrid instruments combine the characteristics of securities, futures and options. Typically, a hybrid instrument combines a traditional stock, bond or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied to the price of some security, commodity, currency or securities index, or another interest rate or some other economic factor. Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging and increased total return. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

Emerging Markets Risk — The Series may invest in securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in securities in developed countries. These risks include: (1) less social, political and economic stability; (2) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (3) certain national policies which may restrict the Series’ investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (4) foreign taxation; and (5) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property. Sovereign debt of emerging countries may be in default or present a greater risk of default.

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Equity Securities Risk — Equity securities include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities fluctuate in value more than other investments. They reflect changes in the issuing company’s financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. The Series may lose a substantial part, or even all, of its investment in a company’s stock. Growth stocks may be more volatile than value stocks.

The Series’ investment in securities offered through initial public offerings (IPOs) may have a magnified performance impact, either positive or negative, on any Series and particularly those with a small asset base. There is no guarantee that as the Series’ assets grow, they will continue to experience substantially similar performance by investing in IPOs. The Series’ investments in IPOs may make it subject to more erratic price movements than the overall equity market.

Preferred stock is a special equity security that has properties of both an equity and a debt instrument and is generally considered a hybrid instrument. Preferred stock is senior to common stock, but is subordinate to bonds in terms of claims or rights to their share of the assets of the company.

Foreign Securities Risk — Investing in foreign investments, including investing in foreign securities through ADRs and GDRs, involves certain special risks, including, but not limited to: (i) unfavorable changes in currency exchange rates; (ii) adverse political and economic developments; (iii) unreliable or untimely information; (iv) limited legal recourse; (v) limited markets; (vi) higher operational expenses; and (vii) illiquidity. These risks may even be higher in underdeveloped or emerging markets. The Series considers a security to be a foreign security if the issuer is organized under the laws of a foreign country or is a foreign government, or a sub-division or agency of such government, or the security is traded in markets outside the United States.

Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means the Series may at times be unable to sell its foreign investments at desirable prices. For the same reason, the Series may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of the Series.

Investment in Investment Vehicles Risk — Investments in investment companies or other investment vehicles may include index-based unit investment trusts such as Standard & Poor’s Depositary Receipts (“SPDRs”) and similar securities of other investment companies, including closed-end funds, mutual funds, exchange traded funds (“ETFs”) and other investment vehicles. Such index-based investments sometimes hold substantially all of their assets in securities representing a specific index. In the case of SPDRs, the index represented is the S&P 500 Index, but the Series may invest in other index-based investments designed to track other indexes or market sectors. To the extent the Series invests in other investment companies or vehicles, the Series and its shareholders will incur its pro rata share of the underlying investment companies’ or vehicles’ expenses, such as investment advisory and other management expenses, and shareholders will be required to pay the operating expenses of two or more investment vehicles. In addition, the Series will be subject to the effects of business and regulatory developments that affect an underlying investment company or vehicle or the investment company industry generally. The Series may use index-based investments as a way of managing its cash position, or to maintain liquidity while gaining exposure to the equity markets, or a particular sector of the equity market, or to seek to avoid losses in declining market conditions. In addition, an underlying investment vehicle may buy the same securities that another underlying investment vehicle sells. If this happens, an investor in the Series would indirectly bear the costs of these trades without accomplishing any investment purpose. In addition, certain of the underlying investment vehicles may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style. The performance of those underlying investment vehicles, in turn, depends upon the performance of the securities in which they invest.

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Leverage Risk — The use of derivatives may create leveraging risk. For example, because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial impact on the net asset value of the Series. Leveraging may cause the Series to be more volatile than if it had not been leveraged. To mitigate leveraging risk and otherwise comply with regulatory requirements, the Series segregates or earmarks liquid assets to meet its obligations under, or otherwise covers, the transactions that may give rise to this risk. Applicable law limits the Series from borrowing in an amount greater than 33 1/3% of its assets.

The Series is permitted to borrow money for certain purposes. To the extent that the Series purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on the net asset value of any increase or decrease in the market value of the Series’ portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased.

Management Risk — The Series is subject to management risk because it is an actively managed investment portfolio, which means that investment decisions are made based on investment views. The Investment Manager and each individual portfolio manager will apply investment techniques and risk analysis in making decisions for the Series, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Investment Manager and each individual portfolio manager in connection with managing the Series and may also adversely affect the ability of the Series to achieve its investment objectives. Furthermore, active trading that can accompany active management will increase the costs the Series incurs because of higher brokerage charges or mark-up charges, which are passed on to shareholders of the Series and, as a result, may lower the Series’ performance.

Market Risk — Most securities fluctuate in price, and equity prices tend to fluctuate more dramatically over the shorter term than do the prices of other asset classes. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or changes in economic, political or financial market conditions. Volatility of financial markets can expose the Series to greater market risk, possibly resulting in greater liquidity risk. Moreover, changing economic, political or financial market conditions in one country or geographic region could adversely affect the market value of the securities held by the Series in a different country or geographic region due to increasingly interconnected global economies and financial markets. These market conditions also may lead to increased regulation of the Series and the instruments in which the Series may invest, which may, in turn, affect the Series’ ability to pursue its investment objective and the Series’ performance.

Preferred Securities Risk — Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Regulatory and Legal Risk —U.S. and other regulators and governmental agencies may implement additional regulations and legislators may pass new laws that affect the investments held by the Series, the strategies used by the Series or the level of regulation applying to the Series (such as regulations related to investments in derivatives). These may impact the investment strategies, performance, costs and operations of the Series.

PORTFOLIO HOLDINGS

A description of the Series’ policies and procedures with respect to the disclosure of the Series’ underlying portfolio securities is available in the Series’ SAI and on their website at

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https://www.securitybenefit.com/ProductDocs/SB/Prospectuses/Report_PDFs/Portfolio%20Disclosure%20Procedures-Final.pdf. In addition, investors should note that the Series publishes a complete list of their month-end portfolio holdings on their website generally within one to two days after the end of each following calendar month. Such information will remain online for four months or as otherwise required by law.

INVESTMENT MANAGER

Security Investors, LLC , also known as Guggenheim Investments (referred to herein as the “Investment Manager”), 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, serves as investment adviser to the Series. On December 31, 2012, the aggregate assets under the investment management of the Investment Manager were approximately $18.2 billion. The Investment Manager makes investment decisions for the assets of the Series and continuously reviews, supervises and administers the Series’ investment program.

Management Fees — The following chart shows the aggregate investment management fees paid by the Series during the last fiscal year.

In addition to any contractual waivers and expense reimbursements, the Investment Manager may waive some or all of its management fee to limit the total operating expenses of the Series to a specified level. The Investment Manager also may reimburse expenses of the Series from time to time to help it maintain competitive expense ratios. These arrangements may be voluntary, in which case they may be terminated at any time. The Series’ fees without reflecting voluntary waivers or reimbursements are shown in the fee tables in the Series’ summary section. For the Series’ most recent fiscal year, the Series paid management fees to the Investment Manager at the following annual rates (stated as a percentage of the average daily net assets of the Series).

Management Fees (expressed as a percentage of average net assets)
Series D	0.70%

A discussion regarding the basis for the Board of Directors approving the investment advisory contract of the Series is available in the Series’ semi-annual report for the period ended June 30, 2013.

Portfolio Managers — The Portfolio Managers of the Investment Manager oversee the day-to-day operations of the following Series:

Farhan Sharaff, Portfolio Manager of the Investment Manager and Assistant Chief Investment Officer, Equities of Guggenheim Partners Investment Management, LLC (“GPIM”), has co-managed the Series since August 2013. Mr. Sharaff joined GPIM in May 2009. Mr. Sharaff has more than 32 years of experience in investment research and investment management. Prior to joining GPIM, he was a Partner and Chief Investment Officer at MJX Capital Advisors, a wealth management firm focused on providing advice and investment management for its clients. Prior to that, Mr. Sharaff served as the global Chief Investment Officer at CIGNA Corporation, Zurich Scudder Investments and Citigroup. In all of the above engagements, Mr. Sharaff was responsible for research, investment management, product development and investment risk management. He was also a member of the business management teams at Citigroup and Zurich Scudder. Mr. Sharaff has a B.S. in Electrical Engineering from the University of Aston (U.K.) and an MBA in Finance from the Manchester Business School (U.K.). In addition, Mr. Sharaff sits on boards of Transparent Value Trust and Guggenheim Global Investment plc.

Nardin Baker, CFA, Portfolio Manager of the Investment Manager and Chief Strategist of the Global Alpha Equity team of GPIM, has co-managed the Series since August 2013. Mr. Baker joined GPIM in 2010. He oversees all portfolio management functions and is actively involved in research, model development and product development. Mr. Baker is a well known expert in the field of multi-factor analysis. He researched and developed the theory behind the quantitative investment model together with Prof. Robert Haugen. Prior to joining GPIM, Mr. Baker was CIO of South Street Investment Advisors and CIO for non-US developed markets at Batterymarch Financial Management. Mr. Baker previously directed the Global Asset Allocation group for Grantham, Mayo, Van Otterloo & Co. LLC (GMO) in Boston. He also led the Tax-sensitive Equities area at GMO. Before that, he directed the quantitative equity management group for National Investment Services of America (NISA) in Milwaukee, Wisconsin. He received a B.S. degree in mechanical engineering from the University of Illinois. He has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute.

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Ole Jakob Wold, Portfolio Manager of the Investment Manager and the Senior Portfolio Manager of the Global Alpha Equity team of GPIM, has co-managed the Series since August 2013. He joined GPIM in 2010 from Alfred Berg/Fortis, where he managed the Global Alpha strategies and was senior portfolio manager from 1994. Mr. Wold earned a “Siviløkonom” (civil economics) degree from the Norwegian School of Economics and Business Administration in 1994. He majored in finance, with studies in empirical finance and a thesis on quantitative models used on the Oslo Stock Exchange.

Scott Hammond, Portfolio Manager of the Investment Manager and a Senior Portfolio Manager at GPIM where he has responsibility for a variety of strategic initiatives aimed at growing the firm’s equities business, and for the day-to-day oversight of a number of growth, value, and core equity strategies, has co-managed the Series since August 2013. Mr. Hammond joined Guggenheim Partners in June 2009. Mr. Hammond’s extensive experience in managing quantitative strategies spans over ten years and has included some of the world’s largest asset management firms. Prior to joining GPIM, Mr. Hammond was Head of Exchange Trade Fund Portfolio Management at Northern Trust where he was responsible for a diverse portfolio of international funds. Mr. Hammond served as a Portfolio Manager at Barclays Global Investors with responsibilities for the management of $90 billion in institutional assets. Mr. Hammond received a B.A. in Economics from the University of New Hampshire and an MBA from Purdue University’s Krannert Graduate School of Management.

The SAI provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Series.

SUB-ADVISER

Although the Series is not currently sub-advised, the Investment Manager and the Series have received from the U.S. Securities and Exchange Commission an exemptive order for a multi-manager structure that allows the Investment Manager to hire, replace or terminate unaffiliated sub-advisers without the approval of shareholders. The order also allows the Investment Manager to revise a sub-advisory agreement with an unaffiliated sub-adviser with the approval of the Series’ Board of Directors, but without shareholder approval. If a new unaffiliated sub-adviser is hired, shareholders will receive information about the new sub-adviser within 90 days of the change. The order allows the Series to operate more efficiently and with greater flexibility. The Investment Manager would provide the following oversight and evaluation services if the Series uses a sub-adviser:

•	performing initial due diligence on prospective sub-advisers for the Series

•	monitoring the performance of the sub-advisers

•	communicating performance expectations to the sub-advisers

•	ultimately recommending to the Board of Directors whether a sub-adviser’s contract should be renewed, modified or terminated

The Investment Manager does not expect to recommend frequent changes of sub-advisers. Although the Investment Manager will monitor the performance of the sub-advisers, there is no certainty that any sub-adviser or the Series will obtain favorable results at any given time.

PURCHASE AND REDEMPTION OF SHARES

Security Benefit Life Insurance Company (“SBL”) and SBL’s affiliated life insurance company as well as unaffiliated life insurance companies purchase shares of the Series for their variable annuity and variable life insurance separate accounts. Investors purchasing shares of the Series through variable life insurance or variable annuity products do not deal directly with the Series to purchase and redeem shares. Please refer to the prospectus of the variable life insurance or variable annuity product for information on the allocation of premiums and on transfers. The insurance companies buy and sell shares of the Series at the net asset value per share (NAV) next determined after receipt and acceptance of an order to buy or receipt of an order to sell by the Series or its agents. The Series reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part.

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Orders by a fund of funds for which the Investment Manager or an affiliate serves as investment manager will be treated as received by the Series at the same time that the corresponding orders are received in proper form by the fund of funds. The Series’ NAV is generally calculated as of the close of trading on every day the NYSE is open (usually 4:00 p.m. Eastern Standard Time).

The Series offer certain qualified retirement plan investors the option to submit purchase orders through a financial intermediary or to send purchase orders by mail and send purchase proceeds by check, wire transfer or ACH. The Series do not accept cash or cash equivalents (such as traveler’s checks, money orders or bearer bonds), government checks, third-party checks, starter checks or checks drawn on a line of credit (including credit card convenience checks), cashier’s checks, or bank checks. The Series reserve the right to refuse other payment instruments if, in the sole discretion of SBL Fund management, it is deemed to be in the best interests of the Series. Retirement contributions will be coded for the year in which they are received unless otherwise instructed in writing at the time of the contribution.

The Series may suspend the right of redemption during any period when trading on the NYSE is restricted or the NYSE is closed for other than weekends or holidays, or any emergency is deemed to exist by the SEC. To the extent authorized by law, the Series reserves the right to discontinue offering shares at any time, or to cease operations entirely.

The Series intend to pay redemption proceeds in cash; however, under unusual conditions that make payment in cash disadvantageous to the Series, the Series reserve the right to pay all, or part, of the redemption proceeds in liquid securities with a market value equal to the redemption price (“redemption in kind”). In the event of a redemption in kind of portfolio securities of the Series, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would be at risk that the value of the securities would decline prior to their sale, that it would be difficult to sell the securities, and that brokerage fees could be incurred.

Revenue Sharing Payments — SBL and/or its affiliates may participate in arrangements whereby they compensate, out of their own resources and at no additional cost to the Series or the Series’ shareholders, financial representatives who sell SBL’s variable annuity products that invest in SBL Fund. Such payments, commonly referred to as “revenue sharing,” do not increase Series’ expenses and are not reflected in the fees and expenses listed in the expense table of this prospectus. Such compensation may be paid to intermediaries for (without limitation) marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Such compensation may also be paid to intermediaries for inclusion of the Series on a sales list, including a preferred or select sales list, or in other sales programs. Revenue sharing may also be paid to intermediaries that provide services to the Series or to shareholders, including (without limitation) shareholder servicing, sub-administration or sub-transfer agency services. The compensation received by such financial representatives via these payments may be more or less than the overall compensation received by the intermediaries in connection with the sale of other investment products and may influence the products offered or recommended by the intermediary. Additional information about these arrangements is provided in the prospectus of the variable life insurance or variable annuity product or through a financial representative and in the SAI. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Series over another investment. Shareholders should inquire of an intermediary how the intermediary will be compensated for investments made in the Series.

Market Timing/Short-Term Trading — The Series is not suitable for purchase by active investors. The Series is intended for long-term investment purposes only and discourages shareholders from engaging in “market timing” or other types of excessive short-term trading. If you wish to engage in such practices, we request that you do not purchase shares of the Series. This frequent trading into and out of the Series may present risks to the Series’ long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Series’ investment strategies, requiring the Series to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. Certain types of securities, including foreign securities, securities of small- and mid-capitalization companies and high yield securities, may be more vulnerable to the risks of frequent trading than others. The Series do not accommodate frequent purchases and redemptions. Consequently, the Board of Directors has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Series.

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For purposes of applying the Series’ policies, the Investment Manager may consider the trading history of accounts under common ownership or control. In addition, the Series reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Investment Manager reasonably believes that the trading activity would be harmful or disruptive to the Series. Under the Series’ policies, two “round trip transfers” within a 90-day period may indicate market timing. If such activity is detected, a letter is mailed to the shareholder (or his or her insurance company), with a warning that another round trip transfer request will result in the shareholder being prevented from making additional transfers for a 90-day period. If a third round trip transfer is attempted within the same 90-day period, the shareholder will be notified that activity in that account is restricted for a 90-day period. Further, the Series reserves the right to reject any purchase request for any reason without prior notice if the Investment Manager believes that the trading activity would be disruptive or harmful to the Series.

In its sole discretion, the Series may revise their market timing procedures at any time without prior notice as they deem necessary or appropriate, including changing the criteria for monitoring market timing and other harmful trading (including without limitation, imposing dollar or percentage limits on transfers). For purposes of applying the criteria used to detect potential market timing and other potentially harmful trading activity, the insurance company on behalf of the Series may aggregate transfers made in two or more variable insurance contracts that the insurance company believes are connected (for example, two contracts with the same owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

Transactions accepted by an insurance company in violation of the market timing/short-term trading policies and procedures are not deemed accepted by the Series and may be cancelled or revoked by the Series by the close of business on the next business day following receipt. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Series will occur, particularly with respect to trades placed by shareholders that invest in the Series through omnibus accounts maintained by insurance companies. The Series’ access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. In addition, because the Series are sold primarily, directly and indirectly, through variable annuity and variable life insurance products, the Series expect that all shares of the Series will be owned, directly and indirectly, on an omnibus level by various insurance companies sponsoring such products on behalf of contract owners. As a result, the Series’ ability to prevent frequent trading of the Series will be dependent on the ability and willingness of the various insurance companies to assist in its prevention. In addition, the terms of an insurance company’s variable insurance contract may also limit the insurance company’s ability to restrict or deter harmful trading. Furthermore, the identification of contract owners determined to engage in harmful trading activity involves judgments that are inherently subjective. As a result, the Series cannot assure that their policies will be enforced with regard to shares held through such omnibus arrangements (which may represent a majority of the Series’ shares), and as a result frequent trading could adversely affect the Series and their long-term shareholders as discussed above. Notwithstanding the foregoing, in order to monitor frequent trading, the Series has entered into an agreement with each insurance company that requires each insurance company to provide detailed account information, including trading history, upon request of the Series.

Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent trading.

The Series reserves the right to close your account in cases of suspected fraudulent or illegal activity in accordance with applicable law. This action may be taken when, in the sole discretion of Series management, it is deemed to be in the best interests of the Series or in cases where the Series is requested or compelled to do so by applicable law. If your account is closed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Series is required to withhold such proceeds.

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS

The Series pays dividends from its net investment income and distributes any net capital gains that it has realized, at least annually. Such dividends and distributions will be reinvested in additional shares of the Series.

The Series intends to qualify and to elect to be taxed as a “regulated investment company” under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (Code), including requirements with respect to diversification of assets, distribution of income, and sources of income. If the Series qualifies as a “regulated

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investment company” and complies with the appropriate provisions of the Code, such Series will not be liable for federal income tax on income it distributes. The Series also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contract so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from the Series to the insurance company’s separate accounts.

Since you may purchase shares of the Series only indirectly through the purchase of a variable annuity or variable life insurance contract issued by Security Benefit Life Insurance Company or its affiliated life insurance company, no discussion is included here as to the federal income tax consequences at the Series’ shareholder level. For information concerning the federal income tax consequences to you as the purchaser of a variable annuity or variable life insurance contract based on the Series, see the prospectus for such variable annuity or variable life insurance contract. See the SAI for more information on taxes.

DETERMINATION OF NET ASSET VALUE

The price at which you buy, sell and exchange shares is the net asset value per share, which also is known as NAV.

The Series calculates its NAV by:

•	taking the current market value of its total assets;

•	subtracting any liabilities; and

•	dividing that amount by the total number of shares owned by shareholders.

The Series calculates its NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). The NYSE is open Monday through Friday, except on observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE closes early – such as on days in advance of holidays generally observed by the NYSE – the Series will calculate its NAV as of the earlier closing time. For more information, please call 800.820.0888 or visit the Guggenheim Investments website – www.guggenheiminvestments.com.

When calculating the NAV, the Series will value the portfolio securities and assets of the Series for which market quotations are readily available at the current market price of those securities and assets. With respect to portfolio securities and assets of the Series for which market quotations are not readily available, or which cannot be accurately valued with the established pricing procedures, the Series will fair value those securities and assets.

Securities traded on a domestic securities exchange (including ETFs) are usually valued at the last sale price on that exchange on the day the valuation is made, provided, however, that securities listed on NASDAQ will usually be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sale is reported, the last current bid price is used.

Debt securities with a remaining maturity greater than 60 days will usually be valued based on independent pricing services. Commercial paper and discount notes with a remaining maturity of 60 days or less may be valued at amortized cost.

With respect to an underlying open-end mutual fund (“underlying mutual fund”) in which the Series may invest, the Series generally values the shares of the underlying mutual fund at the underlying mutual fund’s NAV and the prospectus for the underlying mutual fund explains the circumstances under which the mutual fund will use fair value pricing and the effects of fair value pricing.

For foreign securities and other assets that are priced in a currency other than U.S. dollars, the Series will convert the security or asset from the local currency into U.S. dollars using the relevant current exchange rate.

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If market prices are unavailable or the Investment Manager thinks that they are unreliable or a significant event has occurred, the Investment Manager prices those securities at fair value as determined in good faith using methods approved by the Board of Directors. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Series’ NAV calculation. The Investment Manager may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Series calculates its NAV.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

More information about the valuation of the Series’ holdings can be found in the SAI.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Series during the past five years, or the period since commencement of the Series (if shorter). Certain information reflects financial results for a single Series share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series assuming reinvestment of all dividends and distributions. The total returns do not reflect fees and expenses associated with an investment in variable insurance products through which shares of the Series are purchased and, if such fees and expenses were reflected, the total returns would be lower. This information for the fiscal years ended December 31 has been audited by [—], the Series’ independent registered public accounting firm, whose report, along with the Series’ financial statements and related notes, are included in the Series’ 2012 Annual Report, which is available upon request. The 2012 Annual Report is incorporated by reference in the SAI.

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SERIES D (WORLD EQUITY INCOME SERIES) (FORMERLY, MSCI EAFE EQUAL WEIGHT SERIES)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Series’ performance for the periods presented.

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008[e]
Per Share Data

Net asset value, beginning of period	$8.63	$10.25	$8.86	$7.40	$12.01

Income (loss) from investment operations:
Net investment income[a]	.19	.12	.04	.09	.11
Net gain (loss) on investments (realized and unrealized)	1.24	(1.74)	1.35	1.37	(4.72)
Total from investment operations	1.43	(1.62)	1.39	1.46	(4.61)

Net asset value, end of period	$10.06	$8.63	$10.25	$8.86	$7.40

Total Return[b]	16.57%	(15.80%)	15.69%	19.73%	(38.38%)

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$185,233	$185,747	$269,645	$270,081	$275,965

Ratios to average net assets:
Net investment income	2.03%	1.23%	0.49%	1.12%	1.09%
Total expenses[c]	1.17%	1.21%	1.26%	1.27%	1.26%
Net expenses[d]	1.17%	1.21%	1.26%	1.27%	1.25%

Portfolio turnover rate	36%	171%	283%	317%	302%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Series invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Security Investors, LLC (“SI”) became the sub-advisor of the Series effective May 1, 2008. Prior to May 1, 2008, Oppenheimer sub-advised 50% of the Series and SI sub-advised 50%.

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FOR MORE INFORMATION

By Telephone — Call 1-800-888-2461

By Mail — Write to:

Guggenheim Investments

805 King Farm Boulevard, Suite 600

Rockville, MD 20850

On the Internet — Reports and other information about the SBL Fund (the “Fund”) can be viewed online or downloaded from:

SEC: On the EDGAR Database at http://www.sec.gov

Guggenheim Investments: http://www.guggenheiminvestments.com/Services/variable-fund-Reports.

Additional information about the Series (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-1520.

The Series’ prospectus is to be used with the attached variable annuity or variable life insurance product prospectus. The Series of the Fund correspond to the subaccounts offered in such prospectuses.

Annual/Semi-Annual Report — Additional information about the Series’ investments is available in the Series’ annual and semi-annual reports to shareholders. In the Series’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Series’ performance during its last fiscal year.

Statement of Additional Information — The Series’ Statement of Additional Information and the Series’ annual or semi-annual reports are available, without charge upon request by calling the Fund’s toll-free telephone number 1-800-888-2461. Shareholder inquiries should be addressed to Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, or by calling the Fund’s toll-free telephone number listed above. The Series’ Statement of Additional Information is incorporated into this prospectus by reference.

The Fund’s Investment Company Act file number is 811-02753.

19

805 King Farm Boulevard, Suite 600

Rockville, Maryland 20850

www.guggenheiminvestments.com

SUBJECT TO COMPLETION

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Statement of Additional Information

August 15, 2013

RELATING TO THE SBL FUND PROSPECTUS DATED AUGUST 15, 2013

AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME

SBL FUND

Series D (World Equity Income Series) (formerly, Series D (MSCI EAFE Equal Weight Series))

805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850

(301) 296-5100

(800) 888-2461

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the SBL Fund Prospectus dated August 15, 2013, as it may be supplemented from time to time. A Prospectus may be obtained by writing Guggenheim Distributors, LLC, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, or by calling (301) 296-5100 or

(800) 888-2461. The financial statements included in the SBL Fund’s December 31, 2012 Annual Report are incorporated herein by reference. A copy of the SBL Fund’s Annual Report is available, without charge, by calling the phone numbers listed above.

Investment Manager Security Investors, LLC, also known as Guggenheim Investments 40 East 52nd Street, 16th Floor New York, New York 10022	Distributor Guggenheim Distributors, LLC (formerly known as Rydex Distributors, LLC) 805 King Farm Boulevard, Suite 600 Rockville, Maryland 20850	Custodian State Street Bank and Trust Company 225 Franklin Boston, Massachusetts 02110	Independent Registered Public Accounting Firm [—]

WHAT IS SBL FUND?

SBL Fund (the “Fund”), a Kansas corporation, was organized by Security Benefit Life Insurance Company (“SBL”) on May 26, 1977, and serves as the investment vehicle for certain variable annuity and variable life insurance separate accounts of SBL, life insurance company separate accounts of affiliates of SBL, and life insurance company separate accounts of insurers that are not affiliated with SBL. Shares of the Fund will be sold to such insurance companies for allocation to their separate accounts, which are established for the purpose of funding variable annuity and variable life insurance contracts. The Fund reserves the right to expand the class of persons eligible to purchase shares of any series of the Fund or to reject any offer.

The Fund is an open-end management investment company of the series type registered under the Investment Company Act of 1940 (“1940 Act”). The assets of each series are held separate from the assets of the other series, and each series has investment objectives which differ from those of the other series.

As an open-end investment company, the Fund provides an arrangement by which investors may invest in a company which itself invests in securities. Series D (World Equity Income Series) (the “Series”) represents a diversified securities portfolio under professional management, and the value of shares held by participating insurer’s separate accounts will fluctuate with changes in the value of the Series’ portfolio securities. As an open-end company, the Fund is obligated to redeem its shares upon demand at current net asset value (“NAV”). (See “Sale and Redemption of Shares”)

Professional investment advice is provided to the Fund and to the Series by Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”). The investment objective and policies of the Series, unless otherwise noted, may be changed by the Board of Directors without the approval of shareholders. The Series is also required to operate within limitations imposed by its fundamental investment policies, which may not be changed without shareholder approval. These limitations are set forth under “Investment Restrictions.” An investment in the Series does not constitute a complete investment program.

ADDITIONAL INVESTMENT POLICIES OF THE SERIES

Investment objectives and policies of the Series are described in the Series’ prospectus. Below are additional details about the investment policies of the Series. There are risks inherent in the ownership of any security, and there can be no assurance that the Series’ investment objectives will be achieved. The objectives and policies, except those enumerated under “Investment Restrictions,” may be modified at any time without shareholder approval.

To comply with regulations under Section 817(h) of the Internal Revenue Code, as amended (the “Code”), the Series is required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its assets is represented by securities of any one issuer, no more than 70% is represented by securities of any two issuers, no more than 80% is represented by securities of any three issuers, and no more than 90% is represented by securities of any four issuers. As to U.S. government securities, each U.S. government agency and instrumentality is to be treated as a separate issuer.

Investment Objective— The investment objective of the Series is to seek to provide total return, comprised of capital appreciation and income, as explained in the Prospectus.

The Series will invest, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowing for investment purposes) in equity securities. Should the Series change its policy of investing at least 80% of its assets in the type of investment suggested by its name, the Series will provide shareholders at least 60 days notice prior to making the change.

INVESTMENT POLICIES AND MANAGEMENT PRACTICES

The Series’ principal investment strategies and the risks associated with the same are described in the “Series Summary” and “Descriptions of Principal Risks” sections of the Prospectus. The following discussion provides additional information about those principal investment strategies and related risks, as well as information about investment strategies (and related risks) that the Series may utilize, even though they are not considered to be “principal” investment strategies. Accordingly, an investment strategy (and related risk) that is described below, but which is not described in the Series’ Prospectus, should not be considered to be a principal strategy (or related risk) applicable to the Series.

Some of the risk factors related to certain securities, instruments and techniques that may be used by the Series are described in the “Series Summary” and “Descriptions of Principal Risks” sections of the Prospectus and in this Statement of Additional Information. The following is a description of certain additional risk factors related to various securities, instruments and techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by the Series. Although the Series may employ the techniques, instruments and methods described below, consistent with its investment objective and policies and any applicable law, the Series will not be required to do so.

General Risk Factors — The NAV of the Series is expected to fluctuate, reflecting fluctuations in the market value of its portfolio positions.

American Depositary Receipts — The Series may purchase ADRs. ADRs are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a foreign company’s securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. ADRs, European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other securities convertible into securities of issuers based in foreign countries are not necessarily denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are global receipts evidencing a similar arrangement. For purposes of the Series’ investment policies, ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock.

Depositary receipts are issued through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the cost of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Commercial Paper — The Series may invest in commercial paper. The Series may invest in fixed rate or variable rate commercial paper, issued by U.S. or foreign entities. Commercial paper consists of short-term, (usually from 1 to 270 days) unsecured promissory notes issued by U.S. or foreign corporations in order to finance its current operations. Any commercial paper issued by a foreign entity corporation and purchased by the Series must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

Investing in foreign commercial paper generally involves risks relating to obligations of foreign banks or foreign branches and subsidiaries of U.S. and foreign banks.

The Series may also invest in variable rate master demand notes. A variable rate master demand note (a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

Shares of Other Investment Vehicles — The Series may invest in shares of other investment companies or other investment vehicles, which may include, without limitation, among others, mutual funds, closed-end funds and exchange-traded funds (“ETFs”) such as index-based investments such as SPDRs (based on the S&P 500), MidCap SPDRs (based on the S&P MidCap 400 Index), Select Sector SPDRs (based on sectors or industries of the S&P 500 Index), NASDAQ-100 Index Tracking Stocks (based on the NASDAQ-100 Index) and DIAMONDS (based on the Dow Jones Industrial Average) and private or foreign investment funds. The Series may also invest in investment vehicles that are not subject to regulation as registered investment companies.

The main risk of investing in index-based investment companies is the same as investing in a portfolio of securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded. Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

To the extent the Series invests in other investment companies, or other investment vehicles, it will incur its pro rata share of the underlying investment companies’ expenses (including, for example, investment advisory and other management fees). In addition, the Series will be subject to the effects of business and regulatory developments that affect an underlying investment company or the investment company industry generally. Investments in the shares of other investment companies or investment vehicles has the effect of requiring shareholders to pay the operating expenses (including, for example, investment advisory and other management fees) of two or more mutual funds. The Series’ investment in the securities of other investment companies will be limited so that, as determined immediately after a purchase is made, (1) not more than 3% of the total outstanding voting stock of any one investment company will be owned by the Series, (2) not more than 5% of the value of the total assets of the Series will be invested in the securities of any one investment company, and (3) not more than 10% of the value of the total assets of the Series will be invested in the securities of such other investment companies.

Repurchase Agreements — Repurchase agreements are similar to loans in many respects. Repurchase agreements are transactions in which the purchaser buys a debt security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements are considered to be loans which must be fully collateralized including interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Series will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Series may be delayed or limited and the Series may incur additional costs. In such case, the Series will be subject to risks associated with changes in market value of the collateral securities.

Repurchase agreements are considered to be loans by the Series under the 1940 Act. Engaging in any repurchase transaction will be subject to any rules or regulations of the Securities and Exchange Commission (“SEC”) or other regulatory authorities. Not more than 15% of the assets of the Series will be invested in illiquid assets, which include repurchase agreements with maturities of over seven days.

In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Series could experience both delays in liquidating the underlying securities and losses, including (a) possible decline in the value of the underlying security during the period while the Series seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. The Board of Directors of the Series has promulgated guidelines with respect to repurchase agreements.

Reverse Repurchase Agreements — The Series may enter into reverse repurchase agreements with the same parties with whom they may enter into repurchase agreements. Under a reverse repurchase agreement, the Series would sell securities and agree to repurchase them at a particular price at a future date. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Series may decline below the price of the securities the Series has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Series’ obligation to repurchase the securities, and the Series’ use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

The Series will create a segregated account to segregate cash or liquid securities in an amount sufficient to cover its obligation under “roll” transactions and reverse repurchase agreements. Assets may be segregated with the Series’ custodian or on the Series’ books. As noted below under “Borrowing,” investments in reverse repurchase agreements are treated as borrowings and, therefore, are subject to the Series’ fundamental policy on borrowing.

The Series also may enter into “dollar rolls” in which the Series sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Series would forego principal and interest paid on such securities. The Series would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The Series will create a segregated account to segregate cash or liquid securities in an amount sufficient to cover its obligation under “roll” transactions and reverse repurchase agreements. Assets may be segregated with the Series’ custodian or on the Series’ books. As noted below under “Borrowing,” investments in dollar rolls are treated as borrowings and, therefore, are subject to the Series’ fundamental policiy on borrowing.

At the time the Series enters into reverse repurchase agreements or dollar rolls, it will segregate cash or liquid securities having a value not less than the repurchase price, including accrued interest. Assets may be segregated by the Series’ custodian, or on the Series’ books. Reverse repurchase agreements and dollar rolls will be treated as borrowings and will be deducted from the Series’ borrowing limitation. Reverse repurchase agreements and dollar rolls, together with other permitted borrowings from banks, may constitute up to 33 1/3% of the Series’ total assets. Under the 1940 Act, the Series is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Series’ holdings may be disadvantageous from an investment standpoint.

Real Estate Securities — The Series may invest in equity securities of real estate investment trusts (“REITs”) and other real estate industry companies or companies with substantial real estate investments, and therefore, such Series may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in REITs has the effect of requiring shareholders to pay the operating expenses of both the Series and the REIT.

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. Certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time.

U.S. Government Securities — Consistent with its investment objective and strategies, the Series may invest in obligations issued or guaranteed by the U.S. government, including: (1) direct obligations of the U.S. Treasury and (2) obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the U.S. are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities, and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years from the date of issuance. Included among the obligations issued by agencies and instrumentalities of the U.S. are: instruments that are supported by the full faith and credit of the U.S., such as certificates issued by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported solely by the credit of the instrumentality, such as Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). In September 2008, the U.S. Treasury

announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (“SPAs”), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. In May 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. In December 2009, the U.S. Treasury further amended the SPAs to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012.

Also in December 2009, the U.S. Treasury amended the SPAs to provide Fannie Mae and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios. At the start of 2013, the unlimited support the U.S. Treasury extended to the two companies expired – Fannie Mae’s bailout is capped at $125 billion and Freddie Mac will have a limit of $149 billion. On August 17, 2012, the U.S. Treasury announced that it was again amending the SPAs to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts of received under the funding commitment. Instead, they will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is anticipated that the new amendment would put Fannie Mae and Freddie Mac in a better position to service their debt.

The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful.

Other U.S. government securities the Series may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Series will invest in obligations issued by such an instrumentality only if the Investment Manager determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Series.

The Series may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”) or any similar program sponsored by the U.S. government. STRIPS may be sold as zero coupon securities.

Inflation-Linked Securities — The Series, may invest in inflation-linked securities. Inflation-linked securities are income-generating instruments whose interest and principal payments are adjusted for inflation, a sustained increase in prices that erodes the purchasing power of money. TIPS, or Treasury inflation-protected securities, are inflation-linked securities issued by the U.S. government. Inflation-linked bonds are also issued by corporations, U.S. government agencies, states, and foreign countries. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index (CPI). A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of your investment. Because of this inflation-adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. Municipal inflation bonds generally have a fixed principal amount, and the inflation component is reflected in the nominal coupon.

Inflation-protected bonds normally will decline in price when real interest rates rise. (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and rate of inflation is 2%, the real interest rate is 3%.) If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses.

Debt Obligations — Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Series to achieve its investment objectives is also dependent on the continuing ability of the issuers of the debt securities in which the Series invests to meet its obligations for the payment of interest and principal when due.

Variable and Floating Rate Instruments — The Series may invest in variable or floating rate instruments and variable rate demand instruments, including variable amount master demand notes. These instruments will normally involve industrial development or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank. In addition, the interest rate on these securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. The Series can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest.

Debt instruments purchased by the Series may be structured to have variable or floating interest rates. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates.

Other variable and floating rate instruments include but are not limited to certain corporate debt securities, asset-backed securities (“ABSs”), MBSs, commercial mortgage-backed securities (“CMBSs”), collateralized mortgage obligations (“CMOs”), government and agency securities. An Investment Manager will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to the Series’ fixed income investments, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet the Series’ investment quality standards relating to investments in bank obligations. An Investment Manager will also continuously monitor the creditworthiness of issuers of such instruments to determine whether the Series should continue to hold the investments.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Series could suffer a loss if the issuer defaults or during periods in which the Series is not entitled to exercise its demand rights.

Variable and floating rate instruments held by the Series will be subject to the Series’ limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Series may not demand payment of the principal amount of such instruments within seven days.

Risks Associated with Low-Rated and Comparable Unrated Debt Securities (Junk Bonds) — Low-rated and comparable unrated securities, while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The Series may also purchase low rated and comparable unrated securities which are in default when purchased. The special risk considerations in connection with such investments are discussed below. See the Appendix of this Statement of Additional Information for a discussion of securities ratings.

The low-rated and comparable unrated securities market is relatively new, and its growth paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such a prolonged economic downturn could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated and comparable unrated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated and comparable unrated security defaulted, the Series might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated and comparable unrated securities and thus in the Series’ NAV.

As previously stated, the value of such a security will decrease in a rising interest rate market and accordingly, so will the Series’ NAV. If the Series experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of high-yield securities (discussed below) the Series may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Series’ asset base over which expenses could be allocated and could result in a reduced rate of return for the Series.

Low-rated and comparable unrated securities typically contain redemption, call, or prepayment provisions which permit the issuer of such securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of high-yield securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities or otherwise redeem them, the Series may have to replace the securities with a lower-yielding security, which would result in a lower return for the Series.

Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated and comparable unrated securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit-rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in low-rated and comparable unrated securities will be more dependent on the Investment Manager’s credit analysis than would be the case with investments in investment-grade debt securities. The Investment Manager employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history, and the current trend of earnings. The Investment Manager continually monitors the investments in the Series’ portfolio and carefully evaluates whether to dispose of or to retain low-rated and comparable unrated securities whose credit ratings or credit quality may have changed.

The Series may have difficulty disposing of certain low-rated and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated and comparable unrated securities, there is no established retail secondary market for many of these securities. The Series anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Series’ asset value and the Series’ ability to dispose of particular securities, when necessary to meet the Series’ liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Series to obtain accurate market quotations for purposes of valuing the Series. Market quotations are generally available on many low-rated and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated and comparable unrated securities, especially in a thinly-traded market.

Legislation has been adopted, and from time to time, proposals have been discussed regarding new legislation designed to limit the use of certain low-rated and comparable unrated securities by certain issuers. An example of such legislation is a law which requires federally insured savings and loan associations to divest their investment in these securities over time. New legislation could further reduce the market because such legislation, generally, could negatively affect the financial condition of the issuers of high-yield securities and could adversely affect the market in general. It is not currently possible to determine the impact of the recent legislation on this market. However, it is anticipated that if additional legislation is enacted or proposed, it could have a material effect on the value of low-rated and comparable unrated securities and the existence of a secondary trading market for the securities.

Increasing Government Debt — The total public debt of federal, state, local and non-U.S. governments as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high levels of debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may increase borrowing costs and cause a government to issue additional debt, thereby increasing the risk of refinancing. A high national debt also raises concerns that a government may be unable or unwilling to repay the principal or interest on its debt. Unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns. It also could generate an economic downturn.

Futures and Options Transactions —

Futures and Options on Futures — The Series may invest in futures and related options (i) to attempt to gain exposure to a particular market, index or instrument; (ii) to attempt to offset changes in the value of securities held or expected to be acquired or be disposed of; (iii) to attempt to minimize fluctuations in foreign currencies; (iv) for bona fide hedging purposes; or (v) for other risk management purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price.

An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Series will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”).

To the extent the Series uses futures, options on futures and/or swaps, it would do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”). With respect to the Series, SBL Fund has filed with the National Futures Association a notice claiming an exclusion from the definition of “commodity pool operator” (“CPO”) under Rule 4.5, with respect to the Series’ operation. Accordingly, the Series is not currently subject to registration or regulation as a commodity pool or CPO. As of January 1, 2013, the Investment Manager is subject to registration and regulation as a CPO under the CEA with respect to its service as investment adviser to certain mutual funds not offered in this SAI. However, because the rulemaking that would be applicable to the Investment Manager as a registered CPO of such a fund has not yet been adopted by the CFTC and SEC, the Investment Manager is not yet subject to the CFTC recordkeeping, reporting and disclosure requirements with respect to those funds. Such requirements may cause the Investment Manager to incur additional expenses. The requirements remain uncertain. Changes to the Series’ investment strategies or investments may cause the Series to lose the benefits of the exclusion under Rule 4.5 and may trigger additional CFTC regulation. If the Series becomes subject to CFTC regulation, the Series may incur additional expenses.

The Series may buy and sell index futures contracts with respect to any index traded on a recognized exchange or board of trade. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. Generally, contracts are closed out prior to the expiration date of the contract.

When the Series purchases or sells a futures contract, or sells an option thereon, the Series is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, the Series may maintain with its custodian bank or futures commission merchant (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Series continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Series may undertake and on the potential increase in the speculative character of the Series’ outstanding portfolio securities. Such segregated accounts are intended to assure the availability of adequate funds to meet the obligations of the Series arising from such investment activities, although there is no guarantee that they will function as intended.

The Series may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Series will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Series may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Series may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Series may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Series will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Series may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Series may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Series will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Series may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Series’ use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the ability of the Investment Manager to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Series and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Series’ exposure to price fluctuations, while others tend to increase its market exposure.

Options. The Series may purchase and write (sell) put and call options on securities and on stock indices listed on national securities exchanges or traded in the OTC market as an investment vehicle for the purpose of realizing the Series’ investment objective. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Series may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or OTC markets) to manage its exposure to exchange rates. Call options on foreign currency written by the Series will be “covered,” which means that the Series will own an equal amount of the underlying foreign currency.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. If the Series writes an option on a security, an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

The Series may trade put and call options on securities, securities indices and currencies, as the Investment Manager determines is appropriate in seeking the Series’ investment objective, and except as restricted by the Series’ investment limitations. See “Investment Restrictions.”

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, the Series may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Series is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Series delivers the security upon exercise.

The Series may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Series may seek to purchase in the future. A series purchasing put and call options pays a premium; therefore, if price movements in the underlying securities are such that exercise of the options would not be profitable for the Series, loss of the premium paid may be offset by an increase in the value of the Series’ securities or by a decrease in the cost of acquisition of securities by the Series.

The Series may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Series writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Series will realize as profit the premium received for such option. When a call option of which the Series is the writer is exercised, the Series will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Series is the writer is exercised, the Series will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Series may purchase and write options on an exchange or over-the-counter. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Series will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Swap Agreements — The Series may enter into swap agreements, including, but not limited to, total return swaps, index swaps, interest rate swaps, and credit default swaps. The Series may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. Swap agreements are contracts entered into primarily by institutional investors for periods ranging from one day to more than one year and may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. Forms of swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor,” and (iii) interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Another form of swap agreement is a credit default swap. A credit default swap enables the Series to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Series selling the credit protection.

In contrast, the buyer of a credit default swap would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the buyer of the credit protection would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Series purchasing the credit protection.

The Series also may enhance income by selling credit protection or attempt to mitigate credit risk by buying protection. Credit default swaps could result in losses if the creditworthiness of an issuer or a basket of securities is not accurately evaluated.

Most swap agreements (but generally not credit default swaps) that the Series might enter into calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Series’ obligations (or rights) under a swap agreement would generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

The Series obligations under a swap agreement would be accrued daily (offset against any amounts owing to the Series) and any accrued but unpaid net amounts owed to a swap counterparty would be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered would not be construed to be “senior securities” for purposes of the Series’ investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Series’ illiquid investment limitations. The Series would not enter into any uncleared swap agreement unless the Investment Manager believes that the other party to the transaction is creditworthy. The Series bears the risk of loss of the amount expected to be received under an uncleared swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Series is selling credit protection, the default of a third party issuer.

The Series may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement would typically be a bank, investment banking firm, broker-dealer or, in the case of a cleared swap, the clearing house. The counterparty would generally agree to pay the Series the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Series would agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Series on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Series on the notional amount.

Swap agreements typically are settled on a net basis (but generally not credit default swaps), which means that the two payment streams are netted out, with the Series receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. The Series would earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a credit default swap. In cases where the Series is the seller of a credit default swap, if the credit default swap provides for physical settlement, the Series would be required to earmark and reserve the full notional amount of the credit default swap.

Swap agreements may not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to such swap agreements is limited to the net amount of payments that the Series is contractually obligated to make. If a swap counterparty defaults, the Series’ risk of loss should consist only of the net amount of payments that such Series is contractually entitled to receive, if any, although legal uncertainty exists. The net amount of the excess, if any, of the Series’ obligations over its entitlements with respect to each equity swap would be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by the Series’ custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Series and the Investment Manager believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, would not treat them as being subject to the Series’ borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the OTC market. The Investment Manager, under the supervision of the Board of Directors, is responsible for determining and monitoring the liquidity of Series transactions in swap agreements.

Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and SEC recently defined as “swaps.” Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. The Investment Manager will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Series’ ability to enter into swap agreements. Depending on the Series’ size and other factors, the margin required under the rules of the clearinghouse and by the clearing member may be in excess of the collateral required to be posted by the Series to support its obligations under a similar bilateral swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison. Regulators are in the process of developing rules that would require trading and execution of most liquid swaps on trading facilities. Moving trading to an exchange-type system may increase market transparency and liquidity but may require the Series to incur increased expenses to access the same types of swaps. Rules adopted in 2012 also require centralized reporting of detailed information about many types of cleared and uncleared swaps. Reporting of swap data may result in greater market transparency, but may subject the Series to additional administrative burdens and the safeguards established to protect trader anonymity may not function as expected.

The use of swap agreements, including credit default swaps, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Series could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Short Sales — The Series may make short sales “against the box,” in which the Series enters into a short sale of a security it owns. If the Series makes a short sale, the Series does not immediately deliver from its own account the securities sold and does not receive the proceeds from the sale. To complete the sale, the Series must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Series must replace the security borrowed by purchasing it at the market price at the time of replacement or delivering the security from its own portfolio. The Series is said to have a “short position” in securities sold until it delivers them to the broker at which time it receives the proceeds of the sale.

Short sales by the Series that are not made “against the box” create opportunities to increase the Series’ return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Series in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Series’ NAV per share tends to increase more when the securities it has sold short decrease in value and to decrease more when the securities it has sold short increase in value than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Series may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although the Series may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Series might have difficulty purchasing securities to meet its short sale delivery obligations and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

The Series decision to make a short sale “against the box” may be a technique to hedge against market risks when the Investment Manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Series or a security convertible into or exchangeable for such security. In such case, any future losses in the Series’ long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Series owns, either directly or indirectly, and, in the case where the Series owns convertible securities, changes in the investment values or conversion premiums of such securities. The Series can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Series, because the Series might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short (or securities convertible into or exchangeable for such securities) are segregated, or unless the Series’ obligation to deliver the securities sold short is “covered” by segregating cash, U.S. government securities or other liquid assets in an amount equal to the difference between the market value of the securities sold short and any collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the short sale proceeds, cash, U.S. government securities or other liquid assets deposited with the broker and segregated with the Custodian may not at any time be less than the market value of the securities sold short. The Series will comply with these requirements.

Spread Transactions — The Series may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Series the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Series does not own, but which is used as a benchmark. The risk to the Series in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Series against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

Derivatives Regulatory Risk — The laws and regulations that apply to derivatives (e.g., swaps, futures, etc.) and persons who use them (including the Series, the Investment Manager and others) are rapidly changing in the U.S. and abroad. As a result, restrictions and additional regulations may be imposed on these parties, trading restrictions may be adopted and additional trading costs are possible. The impact of these changes on the Series and its investment strategies is not yet ascertainable.

In particular, the Dodd-Frank Act was signed into law on July 21, 2010. The Dodd-Frank Act will change the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Series may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many OTC derivatives transactions. The CFTC and SEC recently finalized the definition of “swap” and “security-based swap.” These definitions provide the parameters around which contracts will be subject to further regulation under the Dodd-Frank Act.

Provisions in the Dodd-Frank Act include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because there is a prescribed phase-in period during which most of the mandated rulemaking and regulations will be implemented, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on the Series. However, it is expected that swap dealers, major market participants and swap counterparties will experience new and/or additional regulations, requirements, compliance burdens and associated costs. The new law and the rules to be promulgated may negatively impact the Series’ ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on the Series or its counterparties may impact that Series’ ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. New requirements even if not directly applicable to the Series, including capital requirements, changes to the CFTC speculative position limits regime and mandatory clearing, may increase the cost of the Series’ investments and cost of doing business, which could adversely affect investors.

Hybrid Instruments – The Series may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (“underlying benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the underlying benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of the underlying benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the underlying benchmark. These underlying benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Series to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of the Series.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Series would only invest in commodity-linked hybrid instruments that qualify, under applicable rules of the CFTC, for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Series’ investments in these products may be subject to limits applicable to investments in investment companies and other restrictions contained in the 1940 Act.

Structured Notes. The Series is permitted to invest in structured notes, which are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation’s risk/return profile. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. The Series has the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.

Structured notes are typically privately negotiated transactions between two or more parties. The Series bears the risk that the issuer of the structured note would default or become bankrupt which may result in the loss of principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.

In the case of structured notes on credit default swaps the Series would be subject to the credit risk of the corporate credit instruments underlying the credit default swaps. If one of the underlying corporate credit instruments defaults, the Series may receive the security or credit instrument that has defaulted, or alternatively a cash settlement may occur, and the Series’ principal investment in the structured note would be reduced by the corresponding face value of the defaulted security.

The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available. The collateral for a structured note may be one or more credit default swaps, which are subject to additional risks. See “Swap Agreements” for a description of additional risks associated with credit default swaps.

Credit-Linked Notes. The Series may invest in credit-linked notes, which is a type of structured note. The difference between a credit default swap and a credit-linked note is that the seller of a credit-linked note receives the principal payment from the buyer at the time the contract is originated. Through the purchase of a credit-linked note, the buyer assumes the risk of the reference asset and funds this exposure through the purchase of the note. The buyer takes on the exposure to the seller to the full amount of the funding it has provided. The seller has hedged its risk on the reference asset without acquiring any additional credit exposure. The Series has the right to receive periodic interest payments from the issuer of the credit-linked note at an agreed-upon interest rate and a return of principal at the maturity date.

Credit-linked notes are subject to the credit risk of the corporate credits referenced by the note. If one of the underlying corporate credits defaults, the Series may receive the security that has defaulted, and the Series’ principal investment would be reduced by the difference between the original face value of the reference security and the current value of the defaulted security. Credit-linked notes are typically privately negotiated transactions between two or more parties. The Series bears the risk that the issuer of the credit-linked note will default or become bankrupt. The Series bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked note.

Lending of Portfolio Securities — For the purpose of realizing additional income, the Series may make secured loans of Series’ securities amounting to not more than 33 1/3% of its total assets. Securities loans are made to broker/dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities loaned, marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under the Series’ investment program. While the securities are being loaned, the Series will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower, although a portion can be payable to a collateral agent for certain services. When the Series invests collateral, the Series will bear the risk of loss and the risk of loss depends on the nature and type of investment made with the collateral. Costs of underlying securities lending activities are not typically reflected in the Series’ fee and expense ratios. The Series has a right to call each loan and obtain the securities on five business days’ notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Series will not have the right to vote securities while they are being loaned, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed by the Investment Manager to be of good standing and will not be made unless, in the judgment of the Investment Manager the consideration to be earned from such loans would justify the risk.

Leverage — The Series may use leverage. Leveraging the Series creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the

NAV of the Series’ shares and in the yield on the Series’ portfolio. Although the principal of such borrowings will be fixed, the Series’ assets may change in value during the time the borrowing is outstanding. Since any decline in value of the Series’ investments will be borne entirely by the Series’ shareholders (and not by those persons providing the leverage to the Series), the effect of leverage in a declining market would be a greater decrease in NAV than if the Series were not so leveraged. Leveraging will create interest expenses for the Series, which can exceed the investment return from the borrowed funds. To the extent the investment return derived from securities purchased with borrowed funds exceeds the interest the Series will have to pay, the Series’ investment return will be greater than if leveraging were not used. Conversely, if the investment return from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the investment return of the Series will be less than if leveraging were not used.

When-Issued and Forward Commitment Securities — The purchase of securities on a “when-issued basis” and the purchase or sale of securities on a “forward commitment” basis may be used to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Series will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be; however, the Series may dispose of a commitment prior to settlement if the Investment Manager deems it appropriate to do so. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery of the securities. If the Series disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time the Series enters into a transaction on a when-issued or forward commitment basis, it will segregate cash or liquid securities equal to the value of the when-issued or forward commitment securities. Assets may be segregated with the Series’ custodian or on the Series’ books and will be marked to market daily. There is a risk that the securities may not be delivered and that the Series may incur a loss. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Series’ other assets.

TBA Purchase Commitments. The Series may enter into “To Be Announced” (“TBA”) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 75-90 days. TBA purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Series’ other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. To facilitate such acquisitions, the Series identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that the Series’ net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Series will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Series chooses to dispose of the TBA security prior to its settlement, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation.

Mortgage-Backed Securities and Collateralized Mortgage Obligations — Mortgage-backed securities (MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs), include certain securities issued or guaranteed by the United States government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), or Federal Home Loan Mortgage Corporation (FHLMC); securities issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and securities issued by private issuers that represent an interest in or are collateralized by mortgage loans. A mortgage pass-through security is a pro rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder.

Mortgage-backed securities are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, these securities are not an effective means of locking in long-term interest rates. In addition, when interest rates fall, the pace of mortgage prepayments picks up. These refinanced mortgages are paid off at face value (par), causing a loss for any investor who may have purchased the security at a price above par. In such an environment, this risk limits the potential price appreciation of these securities and can negatively affect the Series’ net asset value. When rates rise, the prices of mortgage-backed securities can be expected to decline, although historically these securities have experienced smaller price declines than comparable quality bonds. In addition, when rates rise and prepayments slow, the effective duration of mortgage-backed securities extends, resulting in increased volatility.

CMOs are debt securities that are fully collateralized by a portfolio of mortgages or mortgage-backed securities. All interest and principal payments from the underlying mortgages are passed through to the CMOs in such a way as to create, in most cases, more definite maturities than is the case with the underlying mortgages. CMOs may pay fixed or variable rates of interest, and certain CMOs have priority over others with respect to the receipt of prepayments. Stripped mortgage securities (a type of potentially high-risk derivative) are created by separating the interest and principal payments generated by a pool of mortgage-backed securities or a CMO to create additional classes of securities.

The Series may invest in securities known as “inverse floating obligations,” “residual interest bonds,” and “interest-only” (IO) and “principal-only” (PO) bonds, the market values of which will generally be more volatile than the market values of most MBSs due to the fact that such instruments are more sensitive to interest rate changes and to the rate of principal prepayments than are most other MBSs. An inverse floating obligation is a derivative adjustable rate security with interest rates that adjust or vary inversely to changes in market interest rates. The term “residual interest” bond is used generally to describe those instruments in collateral pools, such as CMOs, which receive excess cash flow generated by the pool once all other bondholders and expenses have been paid. IOs and POs are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities. Generally, one class receives interest only payments (IO) and the other class principal only payments (PO). MBSs have been referred to as “derivatives” because the performance of MBSs is dependent upon and derived from underlying securities.

Unlike with other mortgage-backed securities and POs, the value of IOs tends to move in the same direction as interest rates. The Series can use IOs as a hedge against falling prepayment rates (interest rates are rising) and/or a bear market environment. POs can be used as a hedge against rising prepayment rates (interest rates are falling) and/or a bull market environment. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments. A rapid or unexpected increase in prepayments can severely depress the price of IOs, while a rapid or unexpected decrease in prepayments could have the same effect on POs. These securities are very volatile in price and may have lower liquidity than most other mortgage-backed securities. Certain non-stripped CMOs may also exhibit these qualities, especially those that pay variable rates of interest that adjust inversely with, and more rapidly than, short-term interest rates. In addition, if interest rates rise rapidly and prepayment rates slow more than expected, certain CMOs, in addition to losing value, can exhibit characteristics of longer-term securities and become more volatile. There is no guarantee the Series’ investment in CMOs, IOs, or POs will be successful, and the Series’ total return could be adversely affected as a result. These securities are subject to high degrees of credit, valuation and liquidity risks.

CMOs may be issued in a variety of classes, and the Series may invest in several CMO classes, including, but not limited to Floaters, Planned Amortization Classes (PACs), Scheduled Classes (SCHs), Sequential Pay Classes (SEQs), Support Classes (SUPs), Target Amortization Classes (TACs) and Accrual Classes (Z Classes). CMO classes vary in the rate and time at which they receive principal and interest payments. SEQs, also called plain vanilla, clean pay, or current pay classes, sequentially receive principal payments from underlying mortgage securities when the principal on a previous class has been completely paid off. During the months prior to their receipt of principal payments, SEQs receive interest payments at the coupon rate on their principal. PACs are designed to produce a stable cash flow of principal payments over a predetermined period of time. PACs guard against a certain level of prepayment risk by distributing prepayments to SUPs, also called companion classes. TACs pay a targeted principal payment schedule, as long as prepayments are not made at a rate slower than an expected constant prepayment speed. If prepayments increase, the excess over the target is paid to SUPs. SEQs may have a less stable cash flow than PACs and TACs and, consequently, have a greater potential yield. PACs generally pay a lower yield than TACs because of PACs’ lower risk. Because SUPs are directly affected by the rate of prepayment of underlying mortgages, SUPs may experience volatile cash flow behavior. When prepayment speeds fluctuate, the average life of a SUP will vary. SUPs, therefore, are priced at a higher yield than less volatile classes of CMOs. Z Classes do not receive payments, including interest payments, until certain other classes are paid off. At that time, the Z Class begins to receive the accumulated interest and principal payments. A Floater has a coupon rate that adjusts periodically (usually monthly) by adding a spread to a benchmark index subject to a lifetime maximum cap. The yield of a Floater is sensitive to prepayment rates and the level of the benchmark index.

Investment in MBSs poses several risks, including prepayment, market and credit risks. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall and slowing payments as interest rates rise. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages, and the Series may invest in CMOs which are subject to greater risk of prepayment, as discussed above. Market risk reflects the chance that the price of the security may fluctuate over time. The price of MBSs may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of MBSs, and the Series invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments. They are very volatile in price and may have lower liquidity than most mortgage-backed securities. Certain CMOs may also exhibit these qualities, especially those which pay variable rates of interest which adjust inversely with and more rapidly than short-term interest rates. Credit risk reflects the chance that the Series may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed by the agency or instrumentality, and some, such as GNMA certificates, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others are supported only by the credit of the instrumentality. Although securities issued by U.S. government-related agencies are guaranteed by the U.S. government, its agencies or instrumentalities, shares of the Series are not so guaranteed in any way.

Historically, FHLMC and FNMA were agencies sponsored by the U.S. government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the United States. In 2008, however, due to the declining value of FHLMC and FNMA securities and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, FHLMC and FNMA were placed into conservatorship by the Federal Housing Finance Agency. The effect that this conservatorship will have on FHLMC and FNMA and their guarantees remains uncertain. Although the U.S. government or its agencies provided financial support to FHLMC and FNMA, no assurance can be given that they will always provide support. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

The performance of private label MBSs, issued by private institutions, is based on the financial health of those institutions. There is no guarantee the Series’ investment in MBSs will be successful, and the Series’ total return could be adversely affected as a result.

Asset-Backed Securities — The Series may also invest in “asset-backed securities.” These include secured debt instruments backed by automobile loans, credit card loans, home equity loans, manufactured housing loans, syndicated bank loans, and other types of debt providing the source of both principal and interest. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed rate obligation. The credit quality of an asset-backed security depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the issuer, and the credit quality of the swap counterparty, if any. Asset-backed securities are subject to risks similar to those discussed above with respect to MBSs.

Asset-backed securities involve certain risks in addition to those presented by MBS: Primarily, ABS do not have the benefit of the same security interest in the underlying collateral and are more dependent on the borrower’s ability to pay. For example, credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. There is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Methods of Allocating Cash Flows. While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. (See “Types of Credit Support”) Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called “strips” (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security) and securities with a class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Series may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Series.

Types of Credit Support. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have “reserve Portfolios” (where cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been “over collateralized” (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

Automobile Receivable Securities. Asset-backed securities may be backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles (“Automobile Receivable Securities”). Since installment sales contracts for motor vehicles or installment loans related thereto (“Automobile Contracts”) typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.

Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller’s security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner’s Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

Credit Card Receivable Securities. Asset-backed securities may be backed by receivables from revolving credit card agreements (“Credit Card Receivable Securities”). Credit balances on revolving credit card agreements (“Accounts”) are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been pass-through certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder, and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders’ payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and yield of the Credit Card Receivable Security.

Credit cardholders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other Asset-backed securities, Accounts are unsecured obligations of the cardholder.

Guaranteed Investment Contracts (“GICs”) — The Series may invest in GICs. When investing in GICs, the Series makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits guaranteed interest to the deposit fund on a monthly basis. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because the Series may not receive the principal amount of a GIC from the insurance company on 7 days’ notice or less, the GIC is considered an illiquid investment. In determining average portfolio maturity, GICs will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

Restricted Securities — Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 (“1933 Act”). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be considered illiquid and, therefore, are subject to the Series’ limitation on illiquid securities.

Restricted securities may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid for by the Series. The Series may invest in restricted securities, including securities initially offered and sold without registration pursuant to Rule 144A (“Rule 144A Securities”) and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States without registration with the SEC pursuant to Regulation S (“Regulation S Securities”) under the 1933 Act. Rule 144A Securities and Regulation S Securities generally may be traded freely among certain qualified institutional investors, such as the Series, and non-U.S. persons, but resale to a broader based of investors in the United Stated may be permitted only in significantly more limited circumstances. A qualified institutional investor is defined by Rule 144A generally as an institution, acting for its own account or for the accounts of other qualified institutional investors, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers not affiliated with the institution. A dealer registered under the Securities Exchange Act of 1934 (“1934 Act”), acting for its own account or the accounts of other qualified institutional investors, that in the aggregate owns and invests on a discretionary basis at least $10 million in securities of issuers not affiliated with the dealer may also qualify as a qualified institutional investor, as well as a 1934 Act registered dealer acting in a riskless principal transaction on behalf of a qualified institutional investor.

The Series’ Board of Directors is responsible for developing and establishing guidelines and procedures for determining the liquidity of restricted securities. The Board of Directors has delegated this responsibility to the Investment Manager. In making the determination regarding the liquidity of restricted securities, the Investment Manager will consider the trading markets for the specific security taking into account the unregistered nature of a restricted security. In addition, the Investment Manager may consider: (1) the frequency of trades and quotes; (2) the number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in restricted securities could have the effect of increasing the amount of the Series’ assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

The Series also may purchase restricted securities that are not eligible for resale pursuant to Rule 144A or Regulation S. The Series may acquire such securities through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. However, the restrictions on resale of such securities may make it difficult for the Series to dispose of such securities at the time considered most advantageous and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time the Series may be permitted to sell it under an effective registration statement. If, during a period, adverse conditions were to develop, the Series might obtain a less favorable price than prevailing when it decided to sell.

Risks of Private Investments in Public Companies — The Series may also make private investments in public companies whose stocks are quoted on stock exchanges or which trade in the over-the-counter securities market, a type of investment commonly referred to as a “PIPE” transaction. PIPE transactions may be entered into with smaller capitalization public companies, which will entail business and financial risks comparable to those of investments in the publicly-issued securities of smaller capitalization companies, which may be less likely to be able to weather business or cyclical downturns than larger companies and are more likely to be substantially hurt by the loss of a few key personnel. The risks of investing in small capitalization companies are described in more detail in another section in this SAI. In addition, PIPE transactions will generally result in the Series acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. The Series’ ability to dispose of securities acquired in PIPE transactions may depend upon the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Alternatively, it may be possible for securities acquired in a PIPE transaction to be resold in transactions exempt from registration in accordance with Rule 144 under the 1933 Act, as amended, or otherwise under the federal securities laws. There can be no guarantee that there will be an active or liquid market for the stock of any small capitalization company due to the possible small number of shares issued by the company and the small number of stockholders. As a result, even if the Series is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Series may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities. There is no guarantee that an active trading market for the securities will exist at the time of disposition of the securities, and the lack of such a market could hurt the market value of the Series’ investments. For more detail, please refer to the “Restricted Securities” section of this SAI’s discussion of investment methods and risk factors.

Warrants — Investment in warrants is pure speculation in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Certain Risks of Foreign Investing —

Brady Bonds. The Series may invest in “Brady Bonds,” which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Investors should recognize that Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt.

Emerging Countries. The Series may invest in debt securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in debt securities in developed countries. These risks include: (1) less social, political and economic stability; (2) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (3) certain national policies which may restrict the Series’ investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (4) foreign taxation; and (5) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property. Sovereign debt of emerging countries may be in default or present a greater risk of default.

Political and Economic Risks. Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the Series could lose its entire investment in any such country.

The Series’ investment in non-U.S. companies is subject to the political and economic risks associated with investments in emerging markets. Even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by the Series. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the Series will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Series could lose a substantial portion of its investments in such countries. The Series’ investments would similarly be adversely affected by exchange control regulation in any of those countries.

Political Instability. Certain countries in which the Series may invest may have vocal factions that advocate radical or revolutionary philosophies or support independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Series’ investment in those countries.

Foreign Investment Restrictions. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Series. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investments by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. The Series could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

Non-Uniform Corporate Disclosure Standards and Governmental Regulation. Non-U.S. companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the foreign securities held by the Series will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC’s reporting requirements. Thus, there will be less available information concerning foreign issuers of such securities held by the Series than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Investment Manager will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.

Currency Fluctuations. Because the Series, under normal circumstances, may invest substantial portions of their total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Series’ investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Series’ holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Series’ NAV and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Series.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

Although the Series values their assets daily in terms of U.S. dollars, the Series does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Series will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Series at one rate, while offering a lesser rate of exchange should the Series desire to sell that currency to the dealer.

Adverse Market Characteristics. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers generally are subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Series are uninvested and no return is earned thereon. The inability of the Series to make intended security purchases due to settlement problems could cause it to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Series due to subsequent declines in value of the portfolio security or, if the Series has entered into a contract to sell the security, could result in possible liability to the purchaser. The Investment Manager will consider such difficulties when determining the allocation of the Series’ assets.

Non-U.S. Withholding Taxes. The Series’ investment income and gains from foreign issuers may be subject to non-U.S. withholding and other taxes, thereby reducing the Series’ investment income and gains.

Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions may at times limit or preclude investment in certain of such countries and may increase the costs and expenses of the Series. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Series invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. These restrictions may in the future make it undesirable to invest in these countries.

Market Characteristics. Foreign securities may be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and the Series’ portfolio securities may be less liquid and more volatile than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities, and such levels may not be sustainable. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges although the Series will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets and may include delays beyond periods customary in the United States.

Information and Supervision. There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies.

Costs. Investors should understand that the expense ratio of a Series that invest in foreign securities can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Series are higher.

Natural Disasters. Natural disasters, public health emergencies and other global events of force majeure can negatively effect the Series’ investments. Such events can cause unemployment and economic downturns within an industry or a geographic region in which the Series invests. They can also directly disrupt the operations, cash flows and overall financial condition of a company in which the Series invests.

Singapore and Hong Kong. While the economies of Singapore and Hong Kong are exemplars of growth and development, they have been and continue to be subject, to some extent, to over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, reliance on exports and economic cycles. These factors may affect the value of the Series’ investments. In addition, these economies are heavily dependent on international trade, meaning the economic conditions of trading partners such as the U.S., Japan, China, and certain European countries may also affect the value of the Series’ investments. The recent global economic crisis significantly lowered the region’s exports and foreign investments.

Australia. Australia’s agriculture and mining sectors account for a significant portion of its economy, making its economy—and in turn, the Series’ investments—particularly susceptible to adverse changes in these sectors. In addition, Australia’s economy is heavily dependent on international trade, meaning the economic conditions of trading partners such as the U.S., Asia and other regions or specific countries may affect the value of the Series’ investments. Australia is also prone to natural disasters such as floods and droughts, and the Series’ investments in Australia may be more likely to be affected by such events than its investments in other geographic regions.

Europe. The European Union (“EU”) is an intergovernmental and supranational organization comprised of most Western European countries and an increasing number of Eastern European countries (each such country, a “Member State”). The EU aims to establish and administer a single market among Member States—consisting of a common trade policy and a single currency—and Member States established the European Economic and Monetary Union (“EMU”) in pursuit of this goal. The EMU sets forth certain policies intended to increase economic coordination and monetary cooperation. Many Member States have adopted the EMU’s euro as their currency and other Member States are generally expected to adopt the euro in the future. When a Member State adopts the euro as its currency, the Member State cedes its authority to control monetary policy to the European Central Bank.

Member States, however, face a number of challenges, including, but not limited to: tight fiscal and monetary controls, complications that result from adjustment to a new currency, the absence of exchange rate flexibility, and the loss of economic sovereignty. Unemployment in some European countries has been historically higher than in the United States, potentially exposing investors to political risk. Any or all of these challenges may affect the value of the Series’ investments.

In addition, changes to the value of the euro against the U.S. dollar could also affect the value of the Series. Investing in euro-denominated securities, or securities denominated in other European currencies, entails risk of exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate European economies. It is possible that the euro could be abandoned in the future by those countries that have adopted it and the effects of such abandonment on individual countries and the EMU as a whole are uncertain, but could be negative. Any strength in the exchange rate between the euro and the U.S. dollar can have a positive or negative effect upon valuation, and thus upon profits.

The recent global economic crisis also increases uncertainty surrounding Europe-linked investments. The crisis triggered recessions among many European countries and weakened the countries’ banking and financial sectors. Several smaller European economies in which the Series may invest were brought to the brink of bankruptcy. In addition, the crisis worsened public deficits across Europe, and some European countries including Greece, Ireland, Italy, Portugal and Spain, in which the Series may invest may be dependent on assistance from other governments or organizations. Such assistance may be subject to a country’s successful implementation of certain reforms. An insufficient level of assistance (whether triggered by a failure to implement reforms or by any other factor) could cause a deep economic downturn and affect the value of the Series’ investments.

For some countries, the ability to repay their debt is in question, and the possibility of default is real, which could affect their ability to borrow in the future. A default or debt restructuring of any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located outside the country defaulting or restructuring. Furthermore, there is the fear of contagion that could occur if one country defaults on its debt, and that a default in one country could trigger declines and cause other countries in the region to default as well.

Certain of the larger European economies have shown limited signs of recovery from this recent crisis; however, significant risks still threaten the potential recovery, such as high official debts and deficits, aging populations, over-regulation of non-financial businesses, and doubts about the sustainability of the EMU. In response to the crisis, many countries instituted measures to temporarily increase liquidity. These countries will need to make certain economic and political decisions in order to restore sustainable economic growth and fiscal policy. While many initiatives have been instituted to strengthen regulation and supervision of financial markets in the EU, greater regulation is expected in the near future.

The EU currently faces major issues involving its membership, structure, procedures, and policies, including: the adoption, abandonment, or adjustment of the new constitutional treaty; the EU’s expansion to the south and east; and resolution of the EU’s fiscal and democratic accountability problems. As Member States unify their economic and monetary policies, movements in European markets will lose the benefit of diversification within the region. One or more Member States might exit the EU, placing its currency and banking system in jeopardy. In connection with these uncertainties, currencies have become more volatile, subjecting the Series investments to additional risks.

Eastern Europe. Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally-planned economies and state-owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country’s national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the Series’ assets invested in such countries, and these authorities may not qualify as a foreign custodian under the 1940 Act, and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia.

Japan. Though Japan is one of the world’s largest economic powers, the Series’ investments in Japan are subject to special risks. Japan’s population is aging and shrinking, increasing the cost of Japan’s pension and public welfare system, lowering domestic demand, and making the country more dependent on exports to sustain its economy. The economic conditions of Japan’s trading partners may therefore affect the value of the Series’ Japan-linked investments. Currency fluctuations may also significantly affect Japan’s economy. Japan is also prone to natural disasters such as earthquakes and tsunamis, and the Series’ investments in Japan may be more likely to be affected by such events than its investments in other geographic regions.

Other. With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Series, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

Collateralized Loan Obligations (“CLOs”) — The Floating Rate Strategies Series may invest in CLOs, which are another type of asset-backed security. A CLO is a trust or other special purpose entity that is comprised of or collateralized by a pool of loans, including domestic and non-U.S. senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The loans generate cash flow that is allocated among one or more classes of securities (“tranches”) that vary in risk and yield. The most senior tranche has the best credit quality and the lowest yield compared to the other tranches. The equity tranche has the highest potential yield but also has the greatest risk, as it bears the bulk of defaults from the underlying loans and helps to protect the more senior tranches from risk of these defaults. However, despite the protection from the equity and other more junior tranches, more senior tranches can experience substantial losses due to actual defaults and decreased market value due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

Normally, CLOs are privately offered and sold and are not registered under state or federal securities laws. Therefore, investments in CLOs may be characterized by the Series as illiquid securities; however, an active dealer market may exist for CLOs allowing a CLO to qualify for transactions pursuant to Rule 144A under the 1933 Act. CLOs normally charge management fees and administrative expenses, which are in addition to those of the Series.

The riskiness of investing in CLOs depend largely on the quality and type of the collateral loans and the tranche of the CLO in which the Series invests. In addition to the normal risks associated with fixed-income securities (such as interest rate risk and credit risk), CLOs carry risks including, but are not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Series may invest in CLO tranches that are subordinate to other tranches; and (iv) the complex structure of the CLO may not be fully understood at the time of investment or may result in the quality of the underlying collateral not being fully understood and may produce disputes with the issuer or unexpected investment results. In addition, interest on certain tranches of a CLO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk with respect to such payments. Certain CLOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, but such enhancement may not always be present and may fail to protect the Series against the risk of loss due to defaults on the collateral. Certain CLOs may not hold loans directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool of loans. Such CLOs entail the risks of derivative instruments.

Borrowing —The Series may borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the Series’ investment objective and program. For example, it may be advantageous for the Series to borrow money rather than sell existing portfolio positions to meet redemption requests.

Accordingly, the Series may borrow from banks and may borrow through reverse repurchase agreements, derivatives, unfunded commitments and “roll” transactions in connection with meeting requests for the redemption of Series shares. To the extent that the Series purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on NAV of any increase or decrease in the market value of the Series’ portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by any interest or appreciation earned on the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. When market conditions are deemed appropriate, the Series may use leveraging as part of its investment strategy to the full extent permitted by its investment policy and restrictions and applicable law. The Series also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Series’ policy on borrowing is not intended to limit the ability to pledge assets to secure loans permitted under the Series’ policies.

Put Bonds — A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, the Series in effect holds a demand obligation that bears interest at the prevailing short-term rate.

In selecting put bonds, an Investment Manager takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments or the bond’s rating is downgraded. Put bonds often pay a variable or floating rate of interest and therefore are subject to many of the same risks associated with investing in floating rate instruments, as described below under “Variable and Floating Rate Instruments.”

Risk Linked Securities (“RLS”) — Risk-linked securities (“RLS”) are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. RLS are typically debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined “trigger event.” Depending on the specific terms and structure of the RLS, this trigger could be the result of a hurricane, earthquake or some other catastrophic event. Insurance companies securitize this risk to transfer to the capital markets the truly catastrophic part of the risk exposure. A typical RLS provides for income and return of capital similar to other fixed-income investments, but would involve full or partial default if losses resulting from a certain catastrophe exceeded a predetermined amount. RLS typically have relatively high yields compared with similarly rated fixed-income securities, and also have low correlation with the returns of traditional securities. Investments in RLS may be linked to a broad range of insurance risks, which can be broken down into three major categories: natural risks (such as hurricanes and earthquakes), weather risks (such as insurance based on a regional average temperature) and nonnatural events (such as aerospace and shipping catastrophes). Although property-casualty RLS have been in existence for over a decade, significant developments have started to occur in securitizations done by life insurance companies. In general, life insurance industry securitizations could fall into a number of categories. Some are driven primarily by the desire to transfer risk to the capital markets, such as the transfer of extreme mortality risk (mortality bonds). Others, while also including the element of risk transfer, are driven by other considerations. For example, a securitization could be undertaken to relieve the capital strain on life insurance companies caused by the regulatory requirements of establishing very conservative reserves for some types of products. Another example is the securitization of the stream of future cash flows from a particular block of business, including the securitization of embedded values of life insurance business or securitization for the purpose of funding acquisition costs.

Loans — The Series may invest in fixed and floating rate loans. Loans may include syndicated bank loans, senior floating rate loans (“senior loans”), secured and unsecured loans, second lien or more junior loans (“junior loans”), bridge loans and unfunded commitments. Loans are typically arranged through private negotiations between borrowers in the U.S. or in foreign or emerging markets which may be corporate issuers or issuers of sovereign debt obligations (“borrowers”) and one or more financial institutions and other lenders (“lenders”). A loan in which the Series may invest typically is structured by an agent bank acting on behalf of a group of lenders to whom the loan will be syndicated. The syndicate of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. Typically, the agent bank administers the loan on behalf of all the lenders. This lender is referred to as the agent bank. The agent bank is primarily responsible for negotiating on behalf of the original lenders the loan agreement which establishes the terms and conditions of the syndicated bank loan and the rights of the borrower and the lenders. The agent bank also is responsible for monitoring collateral, distributing required reporting, and for exercising remedies available to the lenders such as foreclosure upon collateral. In addition, an institution, typically, but not always the agent bank, holds any collateral on behalf of the lenders.

Generally, the Series may invest in a loan in one of two ways. It may purchase a participation interest, or it may purchase an assignment. Participation interests are interests issued by a lender, which represent a fractional interest in a loan. The Series may acquire participation interests from a lender or other holders of participation interests. An assignment represents a portion of a loan previously attributable to a different lender. Unlike a participation interest, the Series will generally become a lender for the purposes of the relevant loan agreement by purchasing an assignment. If the Series purchases an assignment from a lender, the Series will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if the Series purchases a participation interest either from a lender or a participant, the Series typically will have established a direct contractual relationship with the seller/issuer of the participation interest, but not with the borrower. Consequently, the Series is subject to the credit risk of the lender or participant who sold the participation interest to the Series, in addition to the usual credit risk of the borrower. Therefore, when the Series invests in syndicated bank loans through the purchase of participation interests, the Investment Manager must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Series and a borrower.

The Series will not generally originate loans, although it could do so in the future. Purchases of syndicated bank loans in the secondary market may take place at, above, or below the par value of a syndicated bank loan. Purchases above par will effectively reduce the amount of interest being received by the Series through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest being received by the Series through the amortization of the purchase price discount. The Series may be able to invest in syndicated bank loans only through participation interests or assignments at certain times when reduced direct investment opportunities in syndicated bank loans may exist.

A loan may be secured by collateral that, at the time of origination, has a fair market value at least equal to the amount of such loan. The Investment Manager generally will determine the value of the collateral by customary valuation techniques that it considers appropriate. However, the value of the collateral may decline following the Series’ investment. Also, collateral may be difficult to sell, and there are other risks which may cause the collateral to be insufficient in the event of a default. Consequently, the Series might not receive payments to which it is entitled. The collateral may consist of various types of assets or interests including working capital assets or intangible assets. The borrower’s owners may provide additional collateral, typically by pledging their ownership interest in the borrower as collateral for the loan.

In the process of buying, selling and holding loans, the Series may receive and/or pay certain fees. These fees are in addition to the interest payments received and may include facility fees, commitment fees and commissions. When the Series buys or sells a loan it may pay a fee.

Loans are subject to the risks associated with other debt obligations, including: interest rate risk, credit risk, market risk, liquidity risk, counterparty risk and risks associated with high yield securities. Many loans in which the Series may invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission, and will not be listed on any national securities exchange. The amount of public information with respect to loans will generally be less extensive than that available for registered or exchange-listed securities. The Series will make an investment in a loan only after the Investment Manager determines that the investment is suitable for the Series based on an independent credit analysis. Generally, this means that the Investment Manager has determined that the likelihood that the borrower will meet its obligations is acceptable.

Additional Information concerning Syndicated Bank Loans and Other Senior Loans. Syndicated bank loans and other senior loans generally hold one or the most senior positions in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers.

Additional Information concerning Junior Loans. Junior loans include secured and unsecured loans, such as subordinated loans, second lien and more junior loans, and bridge loans. Second lien and more junior loans are generally second or further in line in terms of repayment priority. In addition, junior loans may have a claim on the same collateral pool as the first lien or other more senior liens, or may be secured by a separate set of assets. Junior loans generally give investors priority over general unsecured creditors and stockholders in the event of an asset sale.

Additional Information concerning Bridge Loans. Bridge loans are short-term loan arrangements (e.g., maturities that are generally less than one year) typically made by a borrower following the failure of the borrower to secure other intermediate-term or long-term permanent financing. A bridge loan remains outstanding until more permanent financing, often in the form of high yield notes, can be obtained. Most bridge loans have a step-up provision under which the interest rate increases incrementally the longer the loan remains outstanding so as to incentivize the borrower to refinance as quickly as possible. In exchange for entering into a bridge loan, the Series typically will receive a commitment fee and interest payable under the bridge loan and may also have other expenses reimbursed by the borrower. Liquid assets are maintained to cover bridge loan commitments to avoid “senior securities” concerns. Bridge loans may be subordinate to other debt and generally are unsecured. They also often are illiquid and difficult to value.

Additional Information concerning Unfunded Commitments. Unfunded commitments are contractual obligations pursuant to which the Series agrees in writing to make one or more loans up to a specified amount at one or more future dates. The underlying loan documentation sets out the terms and conditions of the lender’s obligation to make the loans as well as the economic terms of such loans. The portion of the amount committed by a lender that the borrower has not drawn down is referred to as “unfunded.” Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks although these markets are generally not considered liquid. They also are difficult to value. Typically, the Series receives a commitment fee for amounts that remain unfunded under its commitment. Unfunded commitments may subject the Series to similar risks to the risks described under “When-Issued and Forward Commitment Securities” and “TBA Purchase Commitments” discussed below.

Unfunded loan commitments expose lenders to credit risk. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower’s request, subject to satisfaction of certain contractual conditions, such as the absence of a material adverse change. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.

Additional Information concerning Revolving Credit Facilities. Revolving credit facilities (“revolvers”) are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. As the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolver. Revolvers usually provide for floating or variable rates of interest.

Revolvers may expose a lender to credit and liquidity risk. Revolvers have the effect of requiring a lender to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Revolvers may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Series may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

To the extent the Series has contractual obligation to lend money on short notice (under a bridge loan or unfunded commitment, for example), it will maintain liquid assets in an amount at least equal in value to the amount of the loan or commitment. Liquid assets are maintained to cover “senior securities transactions” which may include, but are not limited to, a bridge loan or unfunded loan commitment. The value of “senior securities” holdings is marked-to-market daily to ensure proper coverage.

Convertible Securities and Warrants — The Series may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years).

Tender Option Bonds — Tender option bonds are created by depositing intermediate- or long-term, fixed-rate or variable rate, municipal bonds into a trust and issuing two classes of trust interests (or “certificates”) with varying economic interests to investors. Holders of the first class of trust interests, or floating rate certificates, receive tax-exempt interest based on short-term rates and may tender the certificate to the trust at par. As consideration for providing the tender option, the trust sponsor (typically a bank, broker-dealer, or other financial institution) receives periodic fees. The trust pays the holders of the floating rate certificates from proceeds of a remarketing of the certificates or from a draw on a liquidity facility provided by the sponsor. To the extent the Series invests in a floating rate certificate, the Series will effectively hold a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The floating rate certificate is typically an eligible security for money market funds. Holders of the second class of interests, sometimes called the residual income certificates, are entitled to any tax-exempt interest received by the trust that is not payable to floating rate certificate holders, and bear the risk that the underlying municipal bonds decline in value.

Liquidity — Investments are subject to liquidity risk when they are difficult to purchase or sell. Investments in illiquid securities may reduce the returns of the Series because it may be unable to sell the illiquid securities at an advantageous time or price.

Management — The Series is subject to management risk because it is an actively managed investment portfolio. The Investment Manager or sub-adviser, as applicable, and each individual portfolio manager will apply investment techniques and risk analysis in making decisions for the Series, but there can be no guarantee that these decisions will produce the desired results. Furthermore, active trading will increase the costs the Series incurs because of higher brokerage charges or mark-up charges, which are passed on to shareholders of the Series and as a result, may lower the Series’ performance and have a negative tax impact. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Investment Manager and each individual portfolio manager in connection with managing the Series and may also adversely affect the ability of the Series to achieve its investment objectives.

INVESTMENT RESTRICTIONS

The Series operates within certain fundamental policies. These fundamental policies may not be changed without the approval of the lesser of (1) 67% or more of the Series’ shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares of the Series’ are present or represented by proxy or (2) more than 50% of the Series’ outstanding shares. Other restrictions in the form of operating policies are subject to change by the Series’ Board of Directors without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of the following limitations, except with respect to the borrowing limitation. With regard to the borrowing limitation, the Series will comply with the applicable restrictions of Section 18 of the 1940 Act. Any investment restrictions (with the exception of Operating Policy 1 as set forth below) that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Series. Calculation of the Series’ total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the Series’ prospectus or Statement of Additional Information will not include cash collateral held in connection with the Series’ securities lending activities.

Fundamental Policies — The fundamental policies of the Series are:

1.	Percent Limit on Assets Invested in Any One Issuer Not to invest more than 5% of its total assets in the securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies and instrumentalities), provided that this limitation applies only with respect to 75% of the Series’ total assets.

2.	Percent Limit on Share Ownership of Any One Issuer Not to purchase a security if, as a result, with respect to 75% of the value of the Series’ total assets, more than 10% of the outstanding voting securities of any one issuer would be held by the Series (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities).

3.	Underwriting Not to act as underwriter of securities issued by others, except to the extent that the Series may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities.

4.	Industry Concentration Not to invest in an amount equal to 25% or more of the Series’ total assets in a particular industry (other than securities of the U.S. government, its agencies or instrumentalities).

5.	Real Estate Not to purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Series from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

6.	Commodities Not to purchase or sell physical commodities, except that the Series may enter into futures contracts and options thereon.

7.	Loans Not to lend any security or make any other loan if, as a result, more than 33 1/3% of the Series total assets would be lent to other parties, except: (i) through the purchase of a portion of an issue of debt securities in accordance with its investment objectives and policies or (ii) by engaging in repurchase agreements with respect to portfolio securities.

8.	Borrowing Not to borrow in excess of 33 1/3% of the Series’ total assets.

9.	Senior Securities Not to issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. (A “senior security” generally is an obligation of the Series that has a claim to the Series’ assets or earnings that takes precedence over the claims of the Series’ shareholders.)

For the purposes of Fundamental Policies (2), (3) and (4), each governmental subdivision, i.e., state, territory, possession of the United States or any political subdivision of any of the foregoing, including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia shall be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. Further, in the case of an industrial development bond, if the security is backed only by the assets and revenues of a non-governmental user, then such non-governmental user will be deemed to be the sole issuer. If an industrial development bond or government issued security is guaranteed by a governmental or other entity, such guarantee would be considered a separate security issued by the guarantor.

For the purpose of Fundamental Policy (4), industries are determined by reference to the classifications of industries set forth in the Series’ semi-annual and annual reports.

The Series interprets Fundamental Policy (5) to prohibit the purchase of real estate limited partnerships.

For the purpose of Fundamental Policy (8), if at any time the amount of the Series’ total assets less all liabilities and indebtedness (but not including the Series’ borrowings) (“asset coverage”) is less than an amount equal to 300% of any such borrowings, the Series will reduce its borrowings within three days (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations so that such asset coverage is again equal to 300% or more.

For the purposes of Fundamental Policy (9), the term “as permitted under the 1940 Act” indicates that, unless otherwise limited by non-fundamental policies, the Series can borrow and issue senior securities to the extent permitted by the 1940 Act and interpretations thereof, and that no further action generally would be needed to conform the borrowing and senior securities policies of the Series to future change in the 1940 Act and interpretations thereof.

Operating Policy — The operating policy (i.e., that which is non-fundamental) of the Series is:

1.	Liquidity The Series may invest up to 15% of its net assets in illiquid securities, which are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Series was valuing the security.

Under normal circumstances, the Series will not hold more than 15% of its assets in illiquid securities; however, if securities that were liquid at the time of purchase subsequently become illiquid and result in the Series holding illiquid securities in excess of 15% of its net assets, the Series will no longer purchase additional illiquid securities and may reduce its holdings of illiquid securities in an orderly manner, but it is not required to dispose of illiquid holdings immediately if it is not in the interest of the Series.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the Series to protect the confidentiality of its holdings and prevent the selective disclosure of non-public information about its portfolio holdings. The Series’ service providers, to which the Series may disclose non-public information about portfolio holdings, are required to comply with this policy. No information concerning the portfolio holdings of the Series may be disclosed to any unaffiliated third party, except as provided below. The policy does not require a delay between the date of the information and the date on which the information is disclosed; however, recipients of non-public information will be subject to a confidentiality agreement and/or other restrictions on the use and dissemination of non-public portfolio holdings information as described in more detail below. The Board has adopted formal procedures governing compliance with this policy.

The Series or its duly authorized service providers may publicly disclose holdings of the Series in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of the Series’ completed purchases and sales may only be made available after the public disclosure of its portfolio holdings.

The Series publishes a complete list of its month-end portfolio holdings on its website at https://www.securitybenefit.com/ProductDocs/SB/Prospectuses/Report_PDFs/Portfolio%20Disclosure%20Procedures-Final.pdf generally within one to two days after the end of each following calendar month. Such information will remain online for four months, or as otherwise required by law. The day following such publication, the information is deemed to be publicly disclosed for the purposes of the policies and procedures adopted by the Series. The Series may then forward the information to investors, consultants and others at their request.

Numerous mutual fund evaluation services such as Standard & Poor’s, Morningstar or Lipper, and due diligence departments of broker/dealers and wirehouses regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes, including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Series by these services and departments, the Series may at any time as deemed necessary, consistent with its policies and procedures, distribute (or authorize its service providers to distribute) the Series’ securities holdings to such services and departments before their public disclosure is required or authorized, provided that: (i) the recipient does not distribute the portfolio holdings to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling the Series (or any other fund that invests in the Series) before the portfolio holdings become public information, and (ii) the recipient signs a written confidentiality agreement, which includes provisions that require the recipient to limit access to such information only to its employees who are subject to a duty not to trade on non-public information. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed.

The Series also may disclose portfolio holdings information on an ongoing basis to certain service providers of the Series and others, who either by agreement or because of their respective duties to the Series are required to maintain the confidentiality of the information disclosed. The Series’ service providers and others who generally are provided such information in the performance of their contractual duties and responsibilities may include the Series’ custodians, Investment Manager and relevant administrators, independent registered public accountants, attorneys, financial printers, the Series’ officers and directors, and each of their respective affiliates. At this time, portfolio holdings information is shared as follows:

Individual/Entity	Frequency	Time Lag
Morningstar	Monthly	1-10 calendar days
Lipper	Monthly	1-10 calendar days
Bloomberg	Monthly	1-10 calendar days
Thompson Financial	Quarterly	1-10 calendar days
Standard & Poor’s	Quarterly	1-10 calendar days
Vickers Stock Research	Quarterly	1-10 calendar days
Institutional Shareholder Services	Weekly	1-5 business days

In addition, the following entities receive this information on a daily basis: Factset (an analytical system used for portfolio attribution and performance); State Street Bank and Trust Company (the Series’ custodian bank); Interactive Data and Loan Pricing Corporation (the Series’ pricing services); and InvestOne (Sungard) (the Series’ accounting system).

Neither the Series nor its service providers receive any compensation from such services and departments. Subject to such departures as the Series’ chief compliance officer (“CCO”) believes reasonable and consistent with protecting the confidentiality of the portfolio information, each confidentiality agreement should generally provide that, among other things: the portfolio information is the confidential property of the Series (and its service providers, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the confidentiality agreement, and upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.

Only the Board or the CCO may authorize disclosure of the Series’ securities holdings. In addition to the Board, the CCO may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. To the extent required by law, the CCO reports to the Board any violations of the Series’ policies and procedures on disclosure of portfolio holdings.

Any disclosure of the Series’ securities holdings must serve a legitimate business purpose of the Series and must be in the best interest of the Series’ shareholders. In making such a determination, the CCO must conclude that the anticipated benefits and risks to the Series and its shareholders justify the purpose of the disclosure. A further determination must be made to ensure that any conflicts of interest between the Series, its shareholders, and any third party are resolved prior to disclosure. The Series reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Series’ policy and any applicable confidentiality agreement. Neither the Series nor the Investment Manager receive any compensation or other consideration in connection with these arrangements.

As an oversight procedure, the CCO reports all arrangements to disclose portfolio holdings information to the Series’ Board of Directors on a periodic basis. If the Board determines that any such arrangement is or would be inappropriate, the Fund will promptly terminate the disclosure arrangement.

MANAGEMENT OF THE FUND

Board Responsibilities — The management and affairs of the Fund are overseen by its Board of Directors under the laws of the State of Kansas and the 1940 Act. The Board is responsible for overseeing the management and affairs of the Fund. The Board has considered and approved contracts, as described below, under which certain companies provide essential management and administrative services to the Fund. The day-to-day business of the Fund, including the day-to-day management of risk, is performed by third-party service providers, primarily the Investment Manager, Guggenheim Distributors, LLC, (formerly known as Rydex Distributors, LLC) (the “Distributor”). The Board is responsible for overseeing the Fund’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund.

The Board oversees the risk management of the Fund’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the Fund and its service providers, including in particular the Fund’s Chief Compliance Officer and its independent accountants. The Board and, with respect to identified risks that relate to its purpose, the Audit Committee, oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

Under the oversight of the Board, the service providers to the Fund employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Fund and to lessen the probability of the occurrence of such risks and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Fund’s business and, consequently, for managing the risks associated with that activity.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to seek to achieve the Series’ investment objective, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives, it may not be made aware of all of the relevant information of a particular risk. Most of the Series’ investment management and business affairs are carried out by or through the Investment Manager, Distributor and other service providers, each of which has an independent interest in risk management, which interest could differ from or conflict with that of the Fund. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to limitations.

Directors and Officers —The Board of Directors of SBL Fund is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Fund. In addition, the Directors review contractual arrangements with companies that provide services to the Fund and review the Fund’s performance. The Directors and officers of the Fund and their principal occupations for at least the last five years are listed below. The Directors have various experience, qualifications, attributes, and skills that allow the Board to operate effectively in governing SBL Fund and in protecting the interests of shareholders. Each Director has familiarity with SBL Fund, its adviser and distributor, and their operations, as well as the special responsibilities of investment company directors as a result of his or her service as a Director of SBL Fund. The following is a brief discussion of the specific experience, skills, attributes, and qualifications of each Director, which in each case led to the Board’s conclusion that the Director should serve (or continue to serve) as a Director of SBL Fund.

Donald C. Cacciapaglia. Mr. Cacciapaglia has served as a Director since 2012. Mr. Cacciapaglia has nearly 40 years of experience in the investment banking and financial services industries. Mr. Cacciapaglia is the President and Chief Operating Officer of Guggenheim Investments. Prior to 2010, Mr. Cacciapaglia served as Chairman and Chief Executive Officer of Channel Capital Group, Inc., and its subsidiary broker-dealer Channel Capital Group LLC, a Guggenheim affiliated company. From 1996 until 2002, when he joined Chanel Capital Group, Mr. Cacciapaglia held the position of Managing Director and Chief Operating Officer of the Investment Banking Group at PaineWebber. Before that, Mr. Cacciapaglia was Chief Operating Officer of the Short and Intermediate Trading Group at CS First Boston from 1995 to 1996. From 1977 to 1995, he held numerous positions at Merrill Lynch & Co., and was a Senior Analyst with the Federal Reserve Bank of New York from 1973 to 1977.

Donald A. Chubb, Jr. Mr. Chubb has served as a Director since 1994, as Chair of the Nominating Committee since 2005 and as Chairman of the Board of Directors since 2012. Mr. Chubb also served as Lead Independent Director from 2010 to 2012. Mr. Chubb has worked in the business brokerage and commercial real estate market for over 13 years. Prior he owned and operated electric sign companies and was a director of Fidelity Bank and Trust.

Harry W. Craig, Jr. Mr. Craig has served as a Director since 2004 and as Chair of the Contract Renewal Committee since 2005. Mr. Craig is the retired Chairman and Chief Executive Officer of Martin Tractor Company, Inc., a Caterpillar Dealership. Mr. Craig is currently the Chairman, Chief Executive Officer, and Director of The Craig Group, Inc. He is also the Managing Member of Craig Family Investments, LLC. Mr. Craig was Trustee and Treasurer of Sunflower Foundation: Health Care for Kansans for eight years. Mr. Craig is a director, finance committee member, and past Chairman on the board of Stormont-Vail HealthCare. Mr. Craig practiced as a lawyer prior to his business career.

Penny A. Lumpkin. Ms. Lumpkin has served as a Director since 1993 and as Chair of the Audit Committee since 1995. Ms. Lumpkin has experience with various business and real estate ventures, currently as Partner of Vivian’s Gift Shop (corporate retail), Vice President, Palmer Companies, Inc. (small business and shopping center development) and Senior Vice President, PLB (real estate equipment leasing).

Maynard F. Oliverius. Mr. Oliverius has served as a Director since 1998. Mr. Oliverius is President and Chief Executive Officer of Stormont-Vail HealthCare. From 2005 through 2008 Mr. Oliverius was on the Board of Trustees of the American Hospital Association. Mr. Oliverius has a master’s degree in Health Care Administration.

Dr. Jerry B. Farley. Dr. Farley has served as a Director since 2005. Dr. Farley has over 38 years of experience in the administration of the academic, business and fiscal operations of educational institutions. Dr. Farley has served as President of Washburn University since 1997. Prior to 1997, Dr. Farley worked in various executive positions for the University of Oklahoma and Oklahoma State University, including Vice President of Community Relations and

Economic Development, Vice President of Administration and Chief Financial Officer. Dr. Farley holds an MBA and a Ph.D. in Higher Education Administration and is a C.P.A. Dr. Farley serves on the board of Westar Energy, Inc., a NYSE listed company, and CoreFirst Bank and Trust.

The Chairman of the Board of Directors, Donald A. Chubb, Jr., is not an “interested person,” as that term is defined by the 1940 Act, of the Series. The Board has determined that the leadership structure of the Series is appropriate, given its specific characteristics and circumstances; in particular, the Board has considered that the Independent Directors constitute a substantial majority of the Board and are advised by independent counsel experienced in 1940 Act matters. The Board also considered that the current structure and processes for developing Board meeting agendas and conducting Board meetings results in full and constructive discussions of Fund business that focus the Directors on important issues facing the Series.

Name, Address and Age	Position(s) held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) during the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships held by Director
Independent Directors

Donald A. Chubb, Jr. One Security Benefit Place Topeka, KS 66636-0001 (DOB: 12/14/46)	Director, Chairman of the Board, Chair of Nominating Committee	Director since 1994	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc.	31	None

Harry W. Craig, Jr. One Security Benefit Place Topeka, KS 66636-0001 (DOB: 5/11/39)	Director, Chair of Contract Renewal Committee	Director since 2004	Current: Chairman, CEO, & Director, The Craig Group, Inc.; Managing Member of Craig Family Investments, LLC. Prior to, November 2009, Chairman, CEO, Secretary and Director, The Martin Tractor Company, Inc.	31	None

Penny A. Lumpkin One Security Benefit Place Topeka, KS 66636-0001 (DOB: 8/20/39)	Director, Chair of Audit Committee	Director since 1993	Current: Partner, Vivian’s Gift Shop (Corporate Retail); Vice President, Palmer Companies, Inc. (Small Business and Shopping Center Development); PLB (Real Estate Equipment Leasing).	31	None

Maynard F. Oliverius One Security Benefit Place Topeka, KS 66636-0001 (DOB: 12/18/43)	Director	Director since 1998	Current: President and Chief Executive Officer, Stormont-Vail HealthCare.	31	None

Jerry B. Farley One Security Benefit Place Topeka, KS 66636-0001 (DOB: 9/20/46)	Director	Director since 2005	Current: President, Washburn University.	31	Westar Energy, Inc.; and CoreFirst Bank & Trust

Directors who are “Interested Persons”

Donald C. Cacciapaglia[2] 135 East 57th Street, 9th Floor New York, NY 10022 (DOB 7/1/51)	President, Director	Since 2012	President and CEO, Security Investors, LLC; President and Chief Administrative Officer, Guggenheim Investments. Prior to February 2010, Channel Capital Group, Inc.: Chairman and CEO.	217	Rydex Series Funds, Rydex Dynamic Trust, Rydex Variable Trust, and Rydex ETF Trust

1	Directors serve until the next annual meeting or their successors are duly elected and qualified.
2	This director is deemed to be an “interested person” of the Fund under the 1940 Act by reason of his position with the Fund’s Investment Manager and/or the parent of the Investment Manager.
*	The Fund Complex includes all closed- and open-end funds (including all of their portfolios) advised by the Investment Manager and any funds that have an investment adviser or servicing agent that is an affiliated person of the Investment Manager.

Name, Address and Age	Position(s) held with the Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) during the Past 5 Years
Officers

Elisabeth Miller 805 King Farm Blvd., Suite 600 Rockville, MD 20850 (DOB 06/06/1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust; Chief Compliance Officer, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, and SBL Fund; Chief Compliance Officer, Security Investors, LLC; and Chief Compliance Officer, Guggenheim Distributors, LLC

Senior Manager, Security Investors, LLC and Guggenheim Distributors, LLC (2004-2009)

Nikolaos Bonos One Security Benefit Place Topeka, KS 66636-0001 (DOB 05/30/1963)	Treasurer	Since 2010

Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer & Manager, Rydex Specialized Products, LLC; Chief Executive Officer & President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Vice President & Treasurer, Rydex Series Funds; Rydex ETF Trust; Rydex Dynamic Funds; and Rydex Variable Trust; and Vice President, Security Benefit Asset Management Holdings, LLC

Senior Vice President, Security Global Investors, LLC (2010-2011); and Senior Vice President, Rydex Advisors, LLC and Rydex Advisors II, LLC

Joseph M. Arruda One Security Benefit Place Topeka, KS 66636-0001 (DOB 09/05/1966)	Assistant Treasurer	Since 2010

Current: Vice President, Security Investors, LLC; Chief Financial Officer & Manager, Rydex Specialized Products, LLC; and Assistant Treasurer, Rydex Series Funds; Rydex Dynamic Funds; Rydex ETF Trust; and Rydex Variable Trust

Vice President, Security Global Investors, LLC (2010-2011); and Vice President, Rydex Advisors, LLC and Rydex Advisors II, LLC (2010)

Amy J. Lee One Security Benefit Place Topeka, KS 66636-0001 (DOB 6/5/61)	Secretary and Vice President	Since 1987 (Secretary) Since 2007 (Vice President)

Current: Senior Vice President & Secretary, Security Investors, LLC; Secretary & Chief Compliance Officer, Security Distributors, Inc.; Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation; Associate General Counsel, First Security Benefit Life Insurance and Annuity of New York; Vice President & Assistant Secretary, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust; Vice President & Secretary, Rydex Holdings, LLC Secretary, Advisor Research Center, Inc., Rydex Specialized Products, LLC, Guggenheim Distributors, LLC and Rydex Fund Services, LLC; and Assistant Secretary, Security Benefit Clinic and Hospital

Senior Vice President & Secretary, Security Global Investors, LLC (2007-2011); Senior Vice President & Secretary, Rydex Advisors, LLC and Rydex Advisors II, LLC (2010); and Director, Brecek & Young Advisors, Inc. (2004-2008)

Mark A. Mitchell One Security Benefit Place Topeka, KS 66636-0001 (DOB 8/24/64)	Vice President	Since 2003	Current: Portfolio Manager, Security Investors, LLC Vice President and Portfolio Manager, Security Benefit Life Insurance Company (2003-2010)

James P. Schier One Security Benefit Place Topeka, KS 66636-0001 (DOB 12/28/57)	Vice President	Since 1998	Current: Senior Portfolio Manager, Security Investors, LLC Vice President & Senior Portfolio Manager, Security Benefit Life Insurance Company (1998-2010)

1	Officers serve until the next annual meeting or their successors are duly elected and qualified.

COMMITTEES

Audit Committee — The Board of Directors has an Audit Committee, the purpose of which is to meet with the independent registered public accountants, to review the work of the auditors, and to oversee the handling by the Investment Manager of the accounting functions for the Fund. The Audit Committee consists of the following Independent Directors: Messrs. Craig, Chubb, Farley and Oliverius and Ms. Lumpkin. The Audit Committee held three meetings during the fiscal year ended December 31, 2012.

Contract Renewal Committee — The Board of Directors has a Contract Renewal Committee, the purpose of which is to meet in advance of the annual contract renewal meeting and review relevant information before voting on whether to renew the Fund’s investment advisory agreements. The Committee also considers whether additional information should be requested from management in connection with the annual review of the Funds’ advisory agreements. The Contract Renewal Committee consists of the following Independent Directors: Messrs. Craig, Chubb, Farley and Oliverius and Ms. Lumpkin. The Committee held no meetings during the fiscal year ended December  31, 2012.

Nominating Committee — The Board of Directors has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill independent director vacancies on the Board. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for Director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include, at a minimum, the following information as to each individual proposed for nominations as Director: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a Director (if elected) and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations. The Nominating Committee consists of Messrs. Chubb, Farley, Craig, and Oliverius and Ms. Lumpkin. The Nominating Committee held one meeting during the calendar year ended December 31, 2012.

REMUNERATION OF DIRECTORS

The Independent Directors of the Series receive from the Family of Funds an annual retainer of $50,000 and a fee of $8,000 per meeting, plus reasonable travel costs, for each meeting of the board attended. Mr. Chubb, the Lead Independent Director of the Series, will receive an additional annual retainer of $5,000. In addition, the Independent Directors of the Series will receive $6,000 per meeting of the Audit Committee and $3,500 per meeting of any other Board committee, plus reasonable travel costs, for each Board committee meeting attended. An amount of $2,500 will be paid to Independent Directors who participate in a telephone board meeting for which there is an agenda, minutes, and a duration of one hour or more. The Independent Directors had a different compensation structure prior to January 1, 2013. The Series pays proportionately its respective share of Independent Directors’ fees and expenses based on relative net assets.

The Investment Manager compensates its officers and directors who may also serve as officers or Directors of the Fund. The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered “interested persons” of the Fund. The aggregate compensation paid by the Fund to each of the Directors during the fiscal year ended December 31, 2012, and the aggregate compensation paid to each of the Independent Directors during the fiscal year ended December 31, 2012 by the Family of Funds, are set forth below. Each of the Directors is a director of each of the other registered investment companies in the Family of Funds, as defined on page 52 of this Statement of Additional Information.

Names of Independent Directors of the Fund	Aggregate Compensation from SBL Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Security Fund Complex, Including the Fund
Donald A. Chubb, Jr.	$43,129	$0	$0	$109,750
Penny A. Lumpkin	36,940	0	0	93,400
Jerry B. Farley	37,922	0	0	96,500
Harry W. Craig, Jr.	37,922	0	0	96,500
Maynard F. Oliverius	37,922	0	0	96,500

Names of Directors who are “Interested Persons” of the Fund	Aggregate Compensation from SBL Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Security Fund Complex, Including the Fund
Donald C. Cacciapaglia	$0	$0	$0	$0
Richard M. Goldman[1]	0	0	0	0

[1]	Mr. Goldman is no longer a Director, effective as of April 16, 2012.

PRINCIPAL HOLDERS OF SECURITIES

[As of [—], 2013, the Fund’s officers and directors (as a group) beneficially owned less than 1% of the total outstanding shares of the Series.]

[As of [—], 2013, the following entities owned, of record and beneficially unless otherwise indicated, 5% or more of a class of the Series’ outstanding securities]:

Name of Shareholder	Percentage Owned
SBL VARIABLE ANNUITY ACCOUNT VIII SECURITY BENEFIT LIFE INSURANCE CO 5801 SW 6TH AVE TOPEKA, KS 66636- 1000	[8	]%

SBL VARIABLE ANNUITY ACCOUNT XIV SECURITY BENEFIT LIFE INSURANCE CO 5801 SW 6TH AVE TOPEKA, KS 66636-1000	[17	]%

SBL VARIFLEX SEPARATE ACCOUNT SECURITY BENEFIT LIFE INSURANCE CO 5801 SW 6TH AVE TOPEKA, KS 66636-1000	[70	]%

[As of [—], 2013, Security Benefit Life Insurance Company and First Security Benefit Life Insurance and Annuity Company of New York (which are affiliates of the Investment Manager) might be deemed to control the Fund by virtue of the percentage of the Fund they collectively own as depositor of the separate accounts investing in the Fund.]

DIRECTORS’ OWNERSHIP OF SECURITIES

As of December 31, 2012, the Directors of the Fund beneficially owned shares of the Series of the Fund in the dollar ranges set forth below and also beneficially owned shares of other mutual funds in the family of mutual funds overseen by the Directors in the dollar ranges set forth below.

Name of Independent Director	Name of Series	Dollar Range of Equity Securities in Series	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies
Donald A. Chubb, Jr.	Series D (World Equity Income Series)	None	Over $100,000
Penny A. Lumpkin	Series D (World Equity Income Series)	None	Over $100,000
Maynard F. Oliverius	Series D (World Equity Income Series)	None	Over $100,000
Harry A. Craig	Series D (World Equity Income Series)	None	None
Jerry B. Farley	Series D (World Equity Income Series)	None	Over $100,000

Name of “Interested” Director	Name of Series	Dollar Range of Equity Securities in Series	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies
Donald C. Cacciapaglia	Series D (World Equity Income Series)	None	None

SALE AND REDEMPTION OF SHARES

Shares of the Series are sold and redeemed at their NAV next determined after receipt and acceptance of a purchase order or receipt of a redemption request. Orders by a fund of funds for which the Investment Manager or an affiliate serves as investment manager will be treated as received by the Series at the same time that the corresponding purchase orders are received in proper form by the fund of funds and accepted. No sales or redemption charge is paid to the Series. The value of shares redeemed may be more or less than the shareholder’s cost, depending upon the market value of the portfolio securities at the time of redemption. Payment for shares redeemed will be made as soon as practicable after receipt, but in no event later than seven days after tender, except that the Fund may suspend the right of redemption during any period when trading on the NYSE is restricted or the NYSE is closed for other than weekends or holidays, or any emergency is deemed to exist by the SEC.

The Series reserves the right to withdraw all or any part of the offering and to reject purchase orders.

OTHER DISTRIBUTION OR SERVICE ARRANGEMENTS

SBL and/or its affiliates may participate in arrangements whereby they compensate, out of their own resources and at no additional cost to the Series or the Series’ shareholders, financial representatives who sell SBL’s variable annuity products that invest in the Fund. Such payments, commonly referred to as “revenue sharing,” do not increase Series’ expenses and are not reflected in the fees and expenses listed in the expense tables of this prospectus. Such compensation may be paid to intermediaries for (without limitation) marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Such compensation may also be paid to intermediaries for inclusion of the Series on a sales list, including a preferred or select sales list, or in other sales programs. Revenue sharing may also be paid to affiliates or to intermediaries that provide services to the Series or to shareholders, including (without limitation) shareholder servicing, sub-administration or sub-transfer agency services. The compensation received by such financial representatives via these payments may be more or less than the overall compensation received by the intermediaries in connection with the sale of other investment products and may influence the products offered or recommended by the intermediary. Additional information about these arrangements is provided in the prospectus of the variable life insurance or variable annuity product or through a financial representative. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Series over another investment. Shareholders should inquire of an intermediary how the intermediary will be compensated for investments made in the Series.

As of the date of this Statement of Additional Information, the Investment Manager has revenue sharing arrangements in place with its affiliates (1) Security Distributors, Inc. (“SDI”), pursuant to which SDI receives 0.35% of the average daily value of the shares of the Series held in certain variable annuity contracts; and (2) Security Benefit Life Insurance Company and First Security Benefit Life Insurance and Annuity Company (the “Companies”) pursuant to which the Companies receive 0.25% of the average daily value of the shares held in certain variable annuity contracts.

INVESTMENT MANAGEMENT

The Investment Manager, Security Investors, LLC, located at 40 East 52nd Street, 16th Floor, New York, New York 10022, serves as investment adviser to the Series. The Investment Manager, or its affiliates, also acts as investment adviser to Security Equity Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, and Security Income Fund, and, since January 2011, to the Rydex ETF Trust, Rydex Series Funds, Rydex Dynamic Funds and the Rydex Variable Trust.

The Investment Manager is a wholly owned subsidiary of Security Benefit Corporation (“SBC”). On July 30, 2010, Guggenheim SBC Holdings, LLC, an investor group managed by Guggenheim Partners, LLC (“Guggenheim”), acquired control of SBC. On February 29, 2012, Guggenheim Capital, LLC, the parent company of Guggenheim, acquired Security Benefit Asset Management Holdings, LLC, the indirect holding company of the Investment Manager and certain affiliated businesses. Guggenheim is a global, independent, privately held, diversified financial services firm with more than 1,500 dedicated professionals.

Investment Advisory Agreement — The Investment Manager serves as investment adviser to the Fund under an Investment Advisory Contract. The contract may be terminated without penalty at any time by either party on 60 days’ written notice and is automatically terminated in the event of its assignment.

Pursuant to the Investment Advisory Contract, the Investment Manager furnishes investment advisory, statistical and research services, supervises and arranges for the purchase and sale of securities on behalf of the Fund, and provides for the compilation and maintenance of records pertaining to the investment advisory function. For such services, the Investment Manager is entitled to receive compensation on an annual basis as reflected in the table below.

Contractual Management Fees (expressed as a percentage of average net assets, calculated daily and paid monthly)
Series D (World Equity Income Series)	0.70%

During the last three fiscal years, the Fund paid the following amounts to the Investment Manager for its services:

Fund	Year		Investment Advisory Fees Paid to Investment Manager	Investment Advisory Fees Waived by and Reimbursements from Investment Manager
Series D (World Equity Income Series)	2012	[1]	1,282,801	0
	2011	[1]	1,920,345	0
	2010	[1]	2,556,930	0

1	The amounts of investment advisory fees paid by the Series to the Investment Manager were based on the Series’ investment advisory fee of 1.00%. Effective April 29, 2011, the investment advisory fee payable by the Series to the Investment Manager was lowered to 0.70% of average daily net assets on an annual basis.

The Investment Manager has agreed through May 1, 2014, to reimburse the Series or waive a portion of its management fee for any amount by which the total annual expenses of the Series (including management fees, but excluding interest, taxes, brokerage commissions, and extraordinary expenses) for any fiscal year exceeds the level of expenses which the Series is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Funds are then qualified for sale. (The Investment Manager is not aware of any state that currently imposes limits on the level of mutual fund expenses.)

Pursuant to a Fund Accounting and Administration Agreement, as amended, the Investment Manager also acts as the administrative agent for the Fund and, as such, performs administrative functions and the bookkeeping, accounting and pricing functions for the Fund. For these services the Investment Manager receives, on an annual basis, a fee of 0.15% (based on average daily net assets) or $60,000 per year, whichever is greater.

The administrative fees paid by the Series during its fiscal years ended December 31, 2012, 2011 and 2010 were $[•], $[•] and $[•], respectively.

Pursuant to a Transfer Agency Agreement with the Fund, as amended, Rydex Fund Services, LLC (the “Transfer Agent”) acts as the transfer agent for the Fund. As such, the Transfer Agent performs all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing shareholder communications and acting as the dividend disbursing agent for the separate accounts of participating insurers to which shares of the Fund are sold. For these services, the Transfer Agent receives the following fees with respect to the Series:

1.	Account Set-Up Charge – A fee of $4 to open an account on the Transfer Agent’s transfer agency system to hold shares of the Series.

2.	Annual Maintenance Charge – An annual per account fee of: (i) $8 per open account for regular accounts; (ii) $6.50 per open account with respect to accounts which are Matrix Level III pursuant to the National Securities Clearing Corporation networking systems; and (iii) $5 per account for closed accounts that remain outstanding on the Transfer Agent’s transfer agency system (regardless of whether such accounts are regular or Matrix Level III).

3.	Transaction Charge – A per transaction charge of (i) $1.10 per transaction for regular accounts and (ii) $0.60 per transaction for accounts that are Matrix Level III.

The Series is also subject to a minimum fee per year of $25,000.

Prior to February 21, 2011, the Investment Manager served as the Fund’s transfer agent and the Fund paid the Investment Manager $50,286, $356,250 and $375,000 in transfer agency fees during the fiscal years ended December 31, 2011, 2010 and 2009, respectively. The Fund paid the Transfer Agent transfer agency fees during the fiscal years ended December 31, 2012 and 2011 in the amounts of $377,336 and $299,714, respectively. The Fund did not pay the Transfer Agent any transfer agency fees during the fiscal years ended December 31, 2010 and 2009.

The Fund will pay all of its expenses not assumed by the Transfer Agent or the Distributor including organization expenses; directors’ fees; fees and expenses of Fund’s custodians; taxes and governmental fees; interest charges; any membership dues; brokerage commissions; expenses of preparing and distributing reports to shareholders; costs of shareholder and other meetings; and legal, auditing and accounting expenses. The Fund will also pay all for the preparation and distribution of the prospectus to its shareholders and all expenses in connection with its registration under federal and state securities laws. The Fund pays nonrecurring expenses that may arise, including litigation expenses affecting the Fund.

The Fund’s Investment Advisory Contract, Fund Accounting and Administration Agreement and Transfer Agency Agreement are renewable annually by the Fund’s Board of Directors or by a vote of a majority of each individual Series’ outstanding securities and, in either event, by a majority of the Board who are not parties to the Agreements or interested persons of any such party. The Agreements provide that they may be terminated without penalty at any time by either party on 60 days’ notice and are automatically terminated in the event of assignment.

SUB-ADVISERS

Prior to January 14, 2011 Security Global Investors, LLC (“SGI”) acted as a sub-adviser to the Series. Pursuant to sub-advisory agreements between the Investment Manager and SGI, SGI furnished investment advisory, statistical and research services, supervised and arranged for the purchase and sale of securities on behalf of the Series and provided for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Fund’s Board of Directors and the Investment Manager. For such services to the Series, the Investment Manager paid SGI an annual fee equal to a percentage of the average daily closing value of the combined net assets of the Series and another series, computed on a daily basis as follows: 0.35% of the combined average daily net assets up to $300 million, plus 0.30% of such assets over $300 million up to $750 million and 0.25% of such assets over $750 million. Effective January 14, 2011, SGI was merged with and into the Investment Manager.

During the fiscal years ended December 31, 2012, 2011, 2010, and 2009, the Investment Manager paid the following amounts to the sub-adviser for its services:

Series	Year	Sub-Advisory Fees Paid to Sub-Adviser	Sub-Advisory Fees Waived by Sub-Adviser
D1	2012	None	None
	2011	$78,505	$0
	2010	877,990	0

1	The Series does not currently use a sub-adviser. The total displayed here was paid to SGI, a former sub-adviser to the Series that was merged with and into the Investment Manager in January 2011.

CODE OF ETHICS

The Fund, the Investment Manager and the Distributor each has adopted a written code of ethics (the “Code of Ethics”) which governs the personal securities transactions of “access persons” of the Fund. Access persons may invest in securities, including securities that may be purchased or held by the Fund, provided that they obtain prior clearance before engaging in securities transactions, subject to certain de minimis exceptions. Access persons include officers and directors of the Fund and Investment Manager and employees that participate in, or obtain information regarding, the purchase or sale of securities by the Fund or whose job relates to the making of any recommendations with respect to such purchases or sales. All access persons must report their personal securities transactions within thirty days of the end of each calendar quarter.

Subject to certain de minimis exceptions for access persons not involved in the fund accounting or asset management activities of the Investment Manger, access persons will not be permitted to effect transactions in a security if it: (a) is being considered for purchase or sale by the Fund; (b) is being purchased or sold by the Fund; or (c) is being offered in an initial public offering. Portfolio managers, research analysts, and traders are also prohibited from purchasing or selling a security within seven calendar days before or after any Funds in the Family of Funds or other fund managed by an affiliated investment adviser trades in that security. Any material violation of the Code of Ethics is reported to the Board of the Fund. The Board also reviews the administration of the Code of Ethics on an annual basis and approves any material changes to the Code of Ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act. The Code of Ethics is on public file with the SEC and is available from the Commission.

PORTFOLIO MANAGERS

Information Regarding Conflicts of Interest and Compensation of Portfolio Managers —

Security Investors, LLC

Conflicts of Interest. From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Series on the one hand and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”) on the other. The other accounts might have similar investment objectives or strategies as the Series, track the same indexes the Series tracks or otherwise holds, purchase, or sell securities that are eligible to be held, purchased or sold by the Series. The other accounts might also have different investment objectives or strategies than the Series.

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Knowledge and Timing of Series Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Series. Because of his or her position with the Series, the portfolio manager knows the size, timing and possible market impact of the Series’ trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts and to the possible detriment of the Series.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with comparable investment guidelines. An investment opportunity may be suitable for both the Series and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Series and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Series and another account. The Investment Manager has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Series, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to accounts with a heavily performance-oriented fee.

Compensation Information. The Investment Manager compensates portfolio management staff for their management of the Series’ portfolio. Compensation is evaluated qualitatively based on their contribution to investment performance and factors such as teamwork and client service efforts. The Investment Manager’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, co-investment options, and participation opportunities in various investments. The Investment Manager’s deferred compensation program includes equity that vests over a period of years. All employees of the Investment Manager are also eligible to participate in a 401(k) plan to which a discretionary match may be made after the completion of each plan year.

Other Accounts Managed by Portfolio Managers — The following table identifies, as of [—], 2013, the number of, and total assets of, other registered investment companies, pooled investment vehicles and other accounts managed by each Portfolio Manager. None of the portfolio managers beneficially own shares of the Series.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Fahran Sharaff	[—]	[—]	[—]	[—]	[—]	[—]
Nardin Baker	[—]	[—]	[—]	[—]	[—]	[—]
Ole Jakob Wold	[—]	[—]	[—]	[—]	[—]	[—]
Scott Hammond	[—]	[—]	[—]	[—]	[—]	[—]

The following table identifies, as of [—], 2013, the number of, and total assets of, the registered investment companies, vehicles and accounts with respect to which the advisory fee is based on performance. As of [—], 2013, only those Portfolio Managers listed below manage the registered investment companies, vehicles and accounts with respect to which the advisory fee is based on performance.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Fahran Sharaff	[—]	[—]	[—]	[—]	[—]	[—]
Nardin Baker	[—]	[—]	[—]	[—]	[—]	[—]
Ole Jakob Wold	[—]	[—]	[—]	[—]	[—]	[—]
Scott Hammond	[—]	[—]	[—]	[—]	[—]	[—]

PROXY VOTING

The Board of Directors of the Fund has delegated to the Investment Manager the final authority and responsibility for voting proxies with respect to the Series’ underlying securities holdings. Please see Appendix B for the Proxy Voting Policies and Procedures of the Investment Manager.

The Series will be required to file SEC Form N-PX, with their complete proxy voting records for the 12 months ended June 30, no later than August 31 of each year. The first filing of Form N-PX will be made no later than August 31 of each year. Once filed, the Form will be available without charge: (1) from the Series, upon request by calling 1-800-888-2461 and (2) on the SEC’s website at www.sec.gov.

DISTRIBUTOR

Guggenheim Distributors, LLC, formerly known as Rydex Distributors LLC (the “Distributor”), 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, a Maryland corporation, serves as the principal underwriter for shares of SBL Fund pursuant to the Distribution Agreement. The Distributor acts in such capacity on a best-efforts basis and offers shares of the Fund on a continuous basis. The Distributor also acts as principal underwriter for Security Equity Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust.

The Distribution Agreement between Guggenheim Distributors, LLC and the Fund became effective as of January 2, 2010, and is renewable annually either by the Fund’s Board of Directors or by a vote of a majority of the Fund’s outstanding securities, and in either event, by a majority of the Board who are not parties to the agreement or interested persons of any such party. The agreement may be terminated by either party upon 60 days’ written notice.

PORTFOLIO TURNOVER

Portfolio turnover rates may vary greatly from year to year as well as within a particular year. In the fiscal year ended December 31, 2012, the Series experienced decreases in its portfolio turnover rates compared to the Series’ portfolio turnover rates for the fiscal year ended December 31, 2011 due to changes in the Series’ investment strategies.

HOW NET ASSET VALUE IS DETERMINED

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Determination of Net Asset Value.” The NAV of the Series serves as the basis for the purchase and redemption price of that Series’ shares. The NAV of the Series is calculated by dividing the market value of the Series’ securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the Series. With respect to portfolio securities and assets of the Series for which market quotations are not readily available, or which cannot be accurately valued with the established pricing procedures, the Series will fair value those securities and assets.

Equity securities traded on a domestic securities exchange (including ETFs) are usually valued at the last sale price on that exchange on the day the valuation is made. If no sale is reported, the last current bid price is usually used. Over-the-counter (“OTC”) securities held by the Series are typically valued at the NASDAQ Official Closing Price (“NOCP”) on the valuation date or, if no NOCP is reported, the last reported bid price is used. The portfolio securities of the Series that are usually valued on multiple exchanges or markets are taken at the last sales price of such securities on the principal exchange or market on which they are traded.

Debt securities with a remaining maturity greater than 60 days will be generally valued based on independent pricing services, except as specified below. The Series will utilize the amortized cost method in valuing its commercial paper and discount notes with maturities of 60 days or less for purposes of determining the NAV of its shares even though the portfolio securities may increase or decrease in market value, generally, in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, this method may result in periods during which value, as determined by amortized cost, is higher or lower than the price that the Series would receive if the Series sold the instrument.

For investments in an underlying open-end mutual fund, the Series usually values its investment in the underlying fund at its NAV. The NAV of each underlying fund is calculated by dividing the market value of the underlying fund’s securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the underlying fund.

Options on securities and indices purchased by the Series generally are valued at their last sales price on the exchange in the case of exchange-traded options; in the case of options traded in the OTC market, the Series will seek a quote from broker-dealers and the option generally will be valued at the average of prices unless there is only one dealer, in which case that dealer’s price may be used. An exchange-traded futures contract will be valued based upon the first tick after the close of regular trading on the NYSE. Options on futures contracts traded on an exchange will be valued at the last trade price prior to the close of regular trading on the NYSE.

The value of total return index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. The value of credit default swaps will be marked to the price at which orders are then being filled (or, if the orders are being filled at different prices, the average of such prices). If no comparable trade has occurred, the Series will seek a quote from three broker-dealers, and the swap will be valued at the average of the three prices so provided, unless it is concluded that any such quote does not represent fair value, in which case the swap will be valued at the average of the remaining prices.

The loans (including syndicated bank loans) in which the Series may invest are not usually listed on any securities exchange or board of trade. Typically, such loans are valued using information provided by an independent third party pricing service.

For valuation purposes, assets initially expressed in foreign currency values will be converted into U.S. dollar values at the rate at which local currencies can be sold to buy U.S. dollars as obtained from a third-party pricing service/vendor as set forth in the Series’ procedures.

The Series may fair value an asset when a market quotation is not available or if it is believed that the valuation of an assets does not reflect the asset’s fair value. The Series also may value its foreign securities at fair value when a significant event is deemed to have occurred. The Board has adopted fair valuation procedures for the Series and has delegated responsibility for fair value determinations to the Valuation Committee, which consists of personnel of the Investment Manager and other committee members as designated by the Valuation Committee chair from time to time.

PORTFOLIO TRANSACTIONS

Transactions in portfolio securities shall be effected in such manner as deemed to be in the best interests of the Series and the respective Series. In reaching a judgment relative to the qualifications of a broker-dealer (“broker”) to obtain the best execution of a particular transaction, all relevant factors and circumstances will be taken into account by the Investment Manager, including the overall reasonableness of commissions paid to the broker, the firm’s general execution and operational capabilities, its responsiveness (which may include such things as the broker’s willingness to commit capital and whether the broker’s representatives are accommodating), and its reliability and financial condition. Subject to the foregoing considerations, the execution of portfolio transactions may be directed to brokers who furnish investment information or research services to the Investment Manager. Such investment information and research services include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities and purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts. Such investment information and research services may be furnished by brokers in many ways, including: (1) on-line database systems, and the equipment for which is provided by the broker, that enable the Investment Manager to have real-time access to market information, including quotations; (2) economic research services, such as publications, chart services and advice from economists concerning macroeconomic information; and (3) analytical investment information concerning particular corporations.

In some cases, the computer and other equipment furnished by the broker may have additional uses that are not related to investment services and research information. In such cases, the Investment Manager must allocate the value of the computer and other equipment into research and non-research categories. Since that portion allocated to research can be paid from Series brokerage commissions rather than being paid by the Investment Manager, the Investment Manager will have a conflict of interest in making the allocation. The investment services or research information provided to the Investment Manager may be provided by parties other than the broker effecting the portfolio transaction.

If a transaction is directed to a broker supplying investment services or research information, the transaction charges (i.e., a commission or a charge that is deemed to be the equivalent of a commission) paid for such transaction may be in excess of the transaction charges another broker would have charged for effecting that transaction, provided that the Investment Manager shall have determined in good faith that the transaction charges are reasonable in relation to the value of the investment information or the research services provided, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Manager with respect to all accounts as to which it exercises investment discretion. The Investment Manager may use all, none or some of such information and services in providing investment advisory services to each of the mutual funds under its management, including the Fund. Portfolio transactions may also be placed with the Distributor to the extent and in the manner permitted by applicable law.

In addition, brokerage transactions may be placed with broker/dealers who sell variable contracts offered by SBL or shares of the Series managed by the Investment Manager and who may or may not also provide investment information and research services.

The Fund may also buy securities from, or sell securities to, dealers acting as principals or market makers. Except as noted below, the Investment Manager generally will not purchase investment information or research services in connection with such principal transactions. The Investment Manager, however, may purchase investment information or research services in connection with riskless principal transactions that are reported pursuant to certain FINRA rules that ensure transparency as to security price and transaction charges, or in connection with transactions in other markets having regulations that ensure comparable transparency of security prices and charges. In addition, the Investment Manager may obtain investment information or research services in connection with investments in underwritten fixed price offerings consistent with certain FINRA rules.

The Investment Manager may enter into agreements with certain brokers, called “Commission Sharing Agreements,” pursuant to which the Investment Manager may place trades on behalf of its clients, including the Series, with these brokers for negotiated brokerage commission rates. In turn, under the terms of the agreements, the brokers retain a portion of the brokerage commissions to cover the trades’ execution costs and then credit a negotiated portion of the brokerage commissions to accounts used by the brokers to pay other firms for research products or services for the benefit of the Investment Manager and its clients, including the Series.

Securities held by the Series may also be held by other investment advisory clients of the Investment Manager, including other investment companies. In addition, SBL, an affiliate of the Investment Manager, may also hold some of the same securities as the Series. When selecting securities for purchase or sale for the Series, the Investment Manager may at the same time be purchasing or selling the same securities for one or more of such other accounts.

Subject to the Investment Manager’s obligation to seek best execution, such purchases or sales may be executed simultaneously or “bunched.” It is the policy of the Investment Manager not to favor one account over the other. Any purchase or sale orders executed simultaneously (which may also include orders from SBL) are allocated at the average price and as nearly as practicable on a pro rata basis (transaction costs will also be shared on a pro rata basis) in proportion to the amounts ordered to be purchased or sold by each account. In those instances where it is not practical to allocate purchase or sale orders on a pro rata basis, the allocation will be made on a rotating or other equitable basis.

While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in the Series’ transaction, it is believed that the procedure generally contributes to better overall execution of the Series’ portfolio transactions. The Board of Directors of the Fund has adopted guidelines governing this procedure and will monitor the procedure to determine that the guidelines are being followed and that the procedure continues to be in the best interest of the Fund and its shareholders. With respect to the allocation of initial public offerings (“IPOs”), the Investment Manager may determine not to purchase such offerings for certain of its clients (including investment company clients) due to the limited number of shares typically available to the Investment Manager in an IPO.

The following table sets forth the brokerage fees paid by the Series during the last three fiscal years and certain other information:

Year	Total Brokerage Commissions Paid			Brokerage Commissions Paid to Security Distributors, Inc., the Underwriter	Transactions Directed to and Commissions Paid to Broker-Dealers who also Performed Services
					Transactions			Brokerage Commissions
2012	$	[	—]	$0	$	[	—]	$	[	—]
2011		[	—]	0		[	—]		[	—]
2010		[	—]	0		[	—]		[	—]

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of certain United States federal income tax consequences relating to the ownership of shares in the Fund by the separate accounts of insurance companies for the purpose of funding variable insurance policies. Unless otherwise stated, this summary deals only with the status of the Series as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and the application of the diversification rules under sections 851(b) and 817(h) of the Code. It does not deal with any other federal, state, local or foreign tax consequences, including the possible effect of leveraged investments or the treatment of hedging devices. It also does not deal with insurance companies that are not domiciled in the United States. This summary is based on the Code, the United States Treasury regulations thereunder (the “Treasury Regulations”) and administrative and judicial interpretations thereof, as of the date hereof, all of which are subject to change, on a retroactive basis. Any such changes may be applied retroactively in a manner that could cause the tax consequences to vary substantially from the consequences described below, possibly adversely affecting a beneficial owner of the Fund.

The Series intends to qualify annually and to elect to be treated as a regulated investment company under the Code.

To qualify as a regulated investment company, the Series must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, net income derived from an interest in a qualified publicly traded partnership or currencies (“Qualifying Income Test”); (ii) diversify its holdings so that, at the end of each quarter of the taxable year (or within 30 days after such quarter), (a) at least 50% of the market value of the Series’ assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Series’ total assets or 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers which the Series controls (as that term is defined in the relevant provisions of the Code)

and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or one or more qualified publicly traded partnerships. The Treasury Department (“Treasury”) is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.

A series qualifying as a regulated investment company and that distributes at least 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) and its net tax-exempt interest each taxable year generally will not be subject to U.S. federal income tax on its income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. The Series intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains.

Generally, regulated investment companies, like the Fund, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed or taxed during such years. To avoid application of the excise tax, the Series intends, to the extent necessary, to make its distributions in accordance with the calendar year distribution requirement. A distribution is treated as paid on December 31 of the calendar year if it is declared by the Series in October, November or December of that year to shareholders of record on a date in such a month and paid by the Series during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The excise tax provisions described above do not apply to a regulated investment company, like the Series, all of whose shareholders at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable contracts, and certain qualified pension plans, tax-exempt entities and certain other entities. (For this purpose, any shares of the Series attributable to an investment in the Series not exceeding $250,000 made in connection with the organization of the Series shall not be taken into account.) Accordingly, if this condition regarding the ownership of shares of the Series is met, the excise tax will be inapplicable to that Series.

If the Series were unable to distribute an amount equal to substantially all of its investment company taxable income (as determined for U.S. tax purposes) within applicable time periods, the Series would not qualify for the favorable federal income tax treatment afforded regulated investment companies, or, even if it did so qualify, it might become liable for federal taxes on undistributed income. In addition, the ability of the Series to obtain timely and accurate information relating to its investments is a significant factor in complying with the requirements applicable to regulated investment companies, in making tax-related computations, and in complying with the Code Sections 851(b) and 817(h) diversification requirements. Thus, if the Series were unable to obtain accurate information on a timely basis, it might be unable to qualify as a regulated investment company, its tax computations might be subject to revisions (which could result in the imposition of taxes, interest and penalties), or it might be unable to satisfy the Code 817(h) diversification requirements, discussed below.

Code Section 817(h) Diversification — To comply with regulations under Section 817(h) of the Code, the Series will be required to diversify its investments so that on the last day of each quarter of a calendar year (or within 30 days after such quarter), no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. government agency and instrumentality are treated for purposes of Section 817(h) as issued by separate issuers.

Section 817(h) of the Code provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied (as discussed above) and no more than 55% of the value of the account’s total assets is attributable to cash and cash items (including receivables), U.S. government securities and securities of other RICs.

For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to “look through” the regulated investment company to its pro rata portion of the regulated investment company’s assets, provided that the shares of such regulated investment company are generally held only by segregated asset accounts of insurance companies.

In the event that the Series fails to meet the requirements of the diversification regulations, any variable contract based on that Series would not be treated as a life insurance or annuity contract for federal income tax purposes. For this purpose, a contract will be based on the Series if amounts received under such contract, or earnings thereon, are allocated to such Series. If a variable contract is no longer treated as a life insurance or annuity contract, the owner of the contract would be subject to current taxation on the income on the contract for taxable years in which such failure occurs, and thereafter. If the contract is a life insurance contract under local law, however, then certain amounts paid as death benefits will be treated as amounts paid under a life insurance contract for federal income tax purposes. If the failure to meet the diversification regulations is shown to be inadvertent, Security Benefit Life Insurance Company (or its affiliated life insurance company) as the insurance company that issued the variable contract, may be permitted to bring the Series into compliance with those rules. In such case, the diversification regulations contemplate the payment of “toll charge” based on the tax that owners of the variable contracts that are based on the “failed” Series would have paid on the income on the contract during the period when the account failed to meet the diversification regulation. Accordingly, compliance with the diversification regulations, as they may be modified from time to time, is important, and will be carefully monitored by the Series. Compliance with the diversification regulations may have the effect of reducing the return of the Series, as the investments and strategies utilized by a portfolio may be different from what the Series’ adviser might otherwise believe to be desirable.

In connection with the issuance of the diversification regulations, the Treasury announced that it would issue future regulations or rulings addressing the circumstances in which a variable contractowner’s control of the investments of a separate account may cause the contractowner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the variable contract-owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contractowner’s gross income. Thus far, the Treasury has issued several pronouncements. These pronouncements, plus any future rules and regulations proscribing investment control, may adversely affect the ability of the Series to operate as described herein. There is, however, no certainty as to what standards, if any, Treasury will ultimately adopt. In the event that unfavorable rules or regulations are adopted, there can be no assurance that the Series will be able to operate as currently described in the Prospectus or that the Series will not have to change its investment objective or objectives, investment policies, or investment restrictions.

CAPITAL STOCK AND VOTING

The Fund has authorized the issuance of an indefinite number of shares of capital stock of $1.00 par value. Its shares are currently issued in the following series: Series A, Series B, Series C, Series D, Series E, Series J, Series N, Series O, Series P, Series Q, Series V, Series X, Series Y and Series Z. The shares of each series represent pro rata beneficial interest in that Series’ assets and in the earnings and profits or losses derived from the investment of such assets. Upon issuance and sale, such shares will be fully paid and non-assessable. They are fully transferable and redeemable. These shares have no preemptive rights, but the stockholders of each series are entitled to receive dividends as declared for that series by the Board of Directors of the Fund.

The shares of each series have cumulative voting rights for the election of directors. Within each respective series, each share has equal voting rights with each other share and there are no preferences as to conversion, exchange, retirement or liquidation. On other matters, all shares, (irrespective of series) are entitled to one vote each. Insurance companies that use shares of the series as funding media for their insurance products will vote shares of the series held by their separate accounts in accordance with the instructions received from owners of the insurance products. An insurance company also will vote shares of the series held in such separate account for which it has not received timely instructions in the same proportion as it votes shares held by that separate account for which it has received instructions. An insurance company whose separate account invests in the series will vote shares by its general account and its subsidiaries in the same proportion as other votes cast by its separate account in the aggregate. As a result, a small number of insurance product owners could determine the outcome of the vote if other owners fail to vote. Pursuant to the rules and regulations of the SEC, in certain instances, a vote of the outstanding shares of the combined Series may not modify the rights of holders of a particular series without the approval of a majority of the shares of that series.

CUSTODIANS, TRANSFER AGENT AND DIVIDEND-PAYING AGENT

State Street Bank and Trust Company, 225 Franklin, Boston, Massachusetts 02110, acts as custodian for the portfolio securities of the Series, including those held by foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the SEC.

Rydex Fund Services, LLC, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, acts as the Fund’s transfer and dividend-paying agent.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of [—] serves as the Fund’s independent registered public accounting firm, and as such, the firm performs the annual audit of the Fund’s financial statements and performs other audit-related and tax services.

FINANCIAL STATEMENTS

The Series’ audited financial statements for the fiscal year ended December 31, 2012, which are included in the December 31, 2012 Annual Report, are incorporated by reference. Copies of the Annual Report are provided without charge to every person requesting a copy of the Statement of Additional Information.

Family of Funds, for disclosure purposes in this Statement of Additional Information, include—Series of Security Equity Fund: Guggenheim Global Enhanced Equity Income Fund, Guggenheim StylePlus—Large Core (formerly, Guggenheim Large Cap Core Fund), Guggenheim Alpha Opportunity Fund, Guggenheim World Equity Income Fund (formerly, Guggenheim MSCI EAFE Equal Weight Fund), Guggenheim Global Institutional Fund, Guggenheim Mid Cap Value Fund, Guggenheim Mid Cap Value Institutional Fund, Guggenheim Small Cap Growth Fund, Guggenheim Small Cap Value Fund, and Guggenheim Large Cap Concentrated Growth Fund; Series of Security Large Cap Value Fund: Guggenheim Large Cap Value Fund and Guggenheim Large Cap Value Institutional Fund; Security Mid Cap Growth Fund (aka “Guggenheim StylePlus – Mid Growth Fund”, formerly “Guggenheim Mid Cap Growth Fund”); Series of Security Income Fund: Guggenheim High Yield Fund, Guggenheim Investment Grade Bond Fund (formerly, Guggenheim U.S. Intermediate Bond Fund), Guggenheim Municipal Income Fund, Guggenheim Total Return Bond Fund, Guggenheim Macro Opportunities Fund, and Guggenheim Floating Rate Strategies Fund; the Rydex Series Funds; and the Rydex Dynamic Funds.

APPENDIX A

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A Prime rating is the highest commercial paper rating assigned by Moody’s Investors Service, Inc. (“Moody’s”). Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of 10 years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Commercial paper rated “A” by Standard & Poor’s Corporation (“S&P”) has the highest rating and is regarded as having the greatest capacity for timely payment. Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated “A” or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated A-1, A-2 or A-3.

DESCRIPTION OF BOND RATINGS

Moody’s Investors Service, Inc. —

Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca — Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

C — Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category. The modifier 2 indicates a mid-range ranking, and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s Corporation —

AAA — Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA — Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A — Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB — Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC — Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C — The rating C is reserved for income bonds on which no interest is being paid.

D — Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

NOTE: Standard & Poor’s ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

Security Investors, LLC

General Policy

As an investment adviser, the Firm must treat voting rights as to securities held in clients’ portfolios in a manner that is in those clients’ best interests.1

1.	COMPLIANCE PROCEDURES

The Proxy Voting Guidelines, attached as Exhibit A to these Proxy Voting Policies and Procedures, set forth the guidelines that the Firm uses in voting specific proposals. However, the vote entered on a client’s behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines if it is determined to be in the best interest of the client. If a proposal is voted in a manner different than set forth in the Proxy Voting Guidelines, the reasons therefor shall be documented in writing. The manner in which specific proposals are to be voted, may differ based on the type of client account. For example, a specific proposal may be considered on a case-by-case basis for socially aware client accounts, while all other accounts may always vote in favor of the proposal.

The Firm has delegated to an independent third party (the “Service Provider”), the responsibility to review proxy proposals and to vote proxies in a manner consistent with the Proxy Voting Guidelines. The Service Provider notifies the Firm of all proxy proposals that do not fall within the Proxy Voting Guidelines (i.e. proposals which are either not addressed in the Proxy Voting Guidelines or proposals for which the Firm has indicated that a decision will be made on a case-by-case basis).

Proposals which are either not addressed in the Proxy Voting Guidelines, or which are indicated to be voted case-by-case, are sent by the Service Provider to the Firm’s compliance officer. If the compliance officer determines that there is no material conflict of interest, the proposal is forwarded to the applicable portfolio manager and is voted in accordance with his or her recommendation.2 Proposals where it is determined that the Firm does have a material conflict of interest are handled as described in Section 2.

2.	MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION

The Firm may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, the Firm may provide investment management services to accounts owned or controlled by companies whose management is soliciting proxies. The Firm or its affiliates may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. Determination of whether there is a material conflict of interest between the Firm and a client due to (a) the provision of services or products by the Firm or a Firm affiliate to the company on whose behalf proxies are being solicited, (b) personal relationships that may exist between personnel of the Firm or its affiliates and proponents of a proxy issue or (c) any other matter or thing, shall be made by the Firm’s compliance officer. The compliance officer may consult with the Law Department regarding any potential conflict of interest.

If a material conflict of interest is determined to exist, it may be resolved in any of the following ways:

(a)	Following the vote recommendation of an independent fiduciary appointed for that purpose.

(b)	Voting pursuant to client direction.[3]

(c)	Abstaining.

[1]	Note: only separate account clients and the Funds—and not investors in those Funds—are considered the Firm’s clients.
[2]	Any activity or function assigned to the Firm’s compliance officer under these procedures may be performed by one or more associates reporting to the compliance officer.
[3]	With respect to an investment company client, the direction of the Fund’s Board, or a committee thereof, will be deemed to be “client direction.”

(d)	Disclosing the conflict to the client and obtaining their consent prior to voting.[4]

(e)	Voting according to a pre-determined policy as set forth in the Proxy Voting Guidelines.

The method selected by the Firm to resolve the conflict may vary from one instance to another depending upon the facts and circumstances of the situation, but in each case, consistent with its duty of loyalty and care.

3.	RESPONSIBILITY AND OVERSIGHT

It is the responsibility of the Firm’s compliance officer to monitor the proxy voting process. The compliance officer may designate an employee to carry out the day-to-day functions of tracking compliance with these Proxy Voting Policies and Procedures.

Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client has delegated voting discretion to the Firm, the client must instruct its custodian bank to deliver all relevant voting material to the Firm.

4.	UNDUE INFLUENCE

If at any time any person involved in the Firm’s proxy voting process is pressured or lobbied either by the Firm’s personnel or affiliates or third parties with respect to a particular proposal, he or she should provide information regarding such activity to the Firm’s compliance officer, or in his or her absence, to the Law Department. A determination will then be made regarding this information, keeping in mind the Firm’s duty of loyalty and care to its clients.

5.	RECORDKEEPING AND DISCLOSURE

The Firm will maintain the following records relating to proxy votes cast under these policies and procedures:

(a)	A copy of these policies and procedures.

(b)	A copy of each proxy statement the Firm receives regarding client securities.

(c)	A record of each vote cast by the Firm on behalf of a client.

(d)	A copy of any document created by the Firm’s personnel that was material to making a decision how to vote proxies on behalf of a client or that memorialized the basis for that decision.

(e)	A copy of each written client request for information on how the Firm voted proxies on behalf of the client, and a copy of any written response by the Firm to any client request (regardless of whether such client request was written or oral) for information on how the Firm voted proxies on behalf of the requesting client.

The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations. The Firm may rely on one or more third parties to make and retain the records referred to in items (b) and (c) above.

The Firm provides clients with a copy of its Proxy Voting Policies and Procedures, including the Proxy Voting Guidelines, upon written request. The Firm will make specific client information relating to proxy voting available to a client upon written request.

6.	SPECIAL SITUATIONS

In certain situations, the Firm may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending. Various accounts over which the Firm has proxy voting discretion participate in securities lending programs. Because title to loaned securities passes to the borrower, the Firm will be unable to vote any security that is out on loan to a borrower on a proxy record date. Efforts to recall loaned securities are not always

[4]	With respect to an investment company client, it will be sufficient to disclose the conflict to the Fund’s Board, or a committee thereof, and to obtain the consent of such Board or committee.

effective. However, the Firm reserves the right to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

Share Blocking. In certain countries the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security in question (“share blocking”). The portfolio manager retains the final authority to determine whether to block the shares in the client’s account or to forego voting the shares.

Lack of adequate information, untimely receipt of proxy or excessive costs. The Firm may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely manner may prevent analysis or entry of a vote by voting deadlines. The Firm’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to the client.

805 King Farm Blvd. Suite 600 • Rockville, Maryland 20850 • www.guggenheiminvestments.com

SBL FUND

PART C. OTHER INFORMATION

Item 28.	Exhibits

(a)	Articles of Incorporation(1)

(b)	Corporate Bylaws of Registrant(3)

(c)	Not applicable

(d)	(1)	Investment Advisory Contract with respect to each Series except Series D, Series F and Series M(7)
(2)	Investment Advisory Contract with respect to Series F and Series M(11)
(3)	Investment Advisory Contract with respect to Series D – to be filed by amendment
(4)	Sub-Advisory Contract – Mainstream (Series Z)(7)

(e)	Distribution Agreement with Guggenheim Distributors, LLC (formerly, Rydex Distributors, LLC)(7)

(f)	Not applicable

(g)	(1)	Custodian Agreement – UMB Bank, n.a.(4)
(2)	Custodian Agreement – State Street Bank and Trust Company(2)
(3)	Custodian Agreement – The Bank of New York Mellon(11)

(h)	(1)	Expense Limitation/Fee Waiver Agreement with respect to each Series except Series D, Series F and Series M(6)
(2)	Expense Limitation/Fee Waiver Agreement with respect to Series D, Series F and Series M(11)
(3)	Fund Accounting and Administration Agreement(9)
(4)	Expense Limitation Agreement with respect to Series D – to be filed by amendment

(4)	Transfer Agency Agreement(7)

(i)	Legal Opinion – to be filed by amendment

(j)	Consent of Independent Registered Public Accounting Firm – to be filed by amendment

(k)	Not applicable

(l)	Not applicable

(m)	Rule 12b-1 Plan with respect to Series F and M(10)

(n)	Not applicable

(o)	Reserved

(p)	Code of Ethics
(1)	SBL Fund, Security Investors, LLC and Guggenheim Distributors, LLC(5)
(2)	Guggenheim Partners Investment Management, LLC(8)
(3)	Sub-Adviser Code of Ethics – Mainstream(4)

(q)	Powers of Attorney(4)

(1)	Incorporated herein by reference to the Exhibits filed with the Registrant’s Post-Effective Amendment No. 52 to Registration Statement 2-59353 (filed April 27, 2007).

(2)	Incorporated herein by reference to the Exhibits filed with Security Equity Fund’s Post-Effective Amendment No. 107 to Registration Statement 2-19458 (filed July 10, 2008).

(3)	Incorporated herein by reference to the Exhibits filed with the Registrant’s Post-Effective Amendment No. 53 to Registration Statement 2-59353 (filed April 30, 2008).

(4)	Incorporated herein by reference to the Exhibits filed with Security Equity Fund’s Post-Effective Amendment No. 112 to Registration Statement 2-19458 (filed November 13, 2009).

(5)	Incorporated herein by reference to the Exhibits filed with Security Equity Fund’s Post-Effective Amendment No. 113 to Registration Statement 2-19458 (filed January 29, 2010).

(6)	Incorporated herein by reference to the Exhibits filed with Security Equity Fund’s Post-Effective Amendment No. 117 to Registration Statement 2-19458 (filed April 28, 2011).

(7)	Incorporated herein by reference to the Exhibits filed with the Registrant’s Post-Effective Amendment No. 60 to Registration Statement 2-59353 (filed April 28, 2011).

(8)	Incorporated herein by reference to the Exhibits filed with Security Income Fund’s Post-Effective Amendment No. 98 to Registration Statement 2-38414 (filed October 31, 2011).

(9)	Incorporated herein by reference to the Exhibits filed with the Registrant’s Post-Effective Amendment No. 62 to Registration Statement 2-59353 (filed February 29, 2012).

(10)	Incorporated herein by reference to the Exhibits filed with the Registrant’s Post-Effective Amendment No. 68 to Registration Statement 2-59353 (filed April 19, 2013).

(11)	Incorporated herein by reference to the Exhibits filed with the Registrant’s Post-Effective Amendment No. 69 to Registration Statement 2-59353 (filed April 30, 2013).

Item 29.	Persons Controlled by or Under Common Control with Registrant

The Board of Directors of SBL Fund is the same as the board of certain Guggenheim Funds, each of which has Security Investors, LLC, or an affiliate, as its investment adviser. In addition, the officers of SBL Fund are substantially identical to those of certain Guggenheim Funds. Nonetheless, SBL Fund takes the position that it is not under common control with other Guggenheim Funds because the power residing in the respective boards and officers arises as the result of an official position with the respective corporations.

Item 30.	Indemnification

A policy of insurance covering Security Investors, LLC, Rydex Distributors, LLC, Security Distributor, Inc., Registrant, Security Income Fund, Security Equity Fund, Security Mid Cap Growth Fund and Security Large Cap Value Fund insures the Registrant’s directors and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

Paragraph 30 of Registrant’s Bylaws, dated February 3, 1995, provides in relevant part as follows:

30.	Indemnification and Liability of Directors and Officers. Each person who is or was a Director or officer of the Corporation or is or was serving at the request of the Corporation as a Director or officer of another corporation (including the heirs, executors, administrators and estate of such person) shall be indemnified by the Corporation as of right to the full extent permitted or authorized by the laws of the State of Kansas, as now in effect and as hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expense (including attorneys’ fees) asserted or threatened against and incurred by such person in his/her capacity as or arising out of his/her status as a Director or officer of the Corporation or, if serving at the request of the Corporation, as a Director or officer of another corporation. The indemnification provided by this bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under the Articles of Incorporation, under any other bylaw or under any agreement, vote of stockholders or disinterested directors or otherwise, and shall not limit in any way any right which the Corporation may have to make different or further indemnification with respect to the same or different persons or classes of persons.

No person shall be liable to the Corporation for any loss, damage, liability or expense suffered by it on account of any action taken or omitted to be taken by him/her as a Director or officer of the Corporation or of any other corporation which he/she serves as a Director or officer at the request of the Corporation, if such person (a) exercised the same degree of care and skill as a prudent man would have exercised under the circumstances in the conduct of his/her own affairs, or (b) took or omitted to take such action in reliance upon advice of counsel for the Corporation, or for such other corporation, or upon statement made or information furnished by Directors, officers, employees or agents of the Corporation, or of such other corporation, which he/she had no reasonable grounds to disbelieve.

In the event any provision of this Section 30 shall be in violation of the Investment Company Act of 1940, as amended or of the rules and regulations promulgated thereunder, such provisions shall be void to the extent of such violations.

On March 25, 1988, the shareholders approved the Board of Directors’ recommendation that the Articles of Incorporation be amended by adopting the following Article Fifteen:

“A director shall not be personally liable to the corporation or to its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this sentence shall not eliminate nor limit the liability of a director:

A.	for any breach of his or her duty of loyalty to the corporation or to its stockholders;

B.	for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

C.	for any unlawful dividend, stock purchase or redemption under the provisions of Kansas Statutes Annotated (K.S.A.) 17-6424 and amendments thereto; or

D.	for any transaction from which the director derived an improper personal benefit.”

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business or Other Connections of Investment Adviser

Security Investors, LLC (“Security Investors”), is engaged in the provision of investment advisory and management services to mutual funds and private accounts. Information as to the managing director and officers of Security Investors, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by them in the last two years, is set forth below.

Name of Member/ Director/Officer	Other Business, Profession, Vocation or Employment of Substantial Nature Within Last Two Fiscal Years

Donald Cacciapaglia Chief Executive Officer, President and Member Representative	Chief Executive Officer, President and Manager: Guggenheim Distributors, LLC 805 King Farm Blvd., Suite 600 Rockville, MD 20850

President and Director: SBL Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, and Security Mid Cap Growth Fund 805 King Farm Blvd., Suite 600 Rockville, MD 20850

President, Chief Executive Officer and Trustee: Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust 805 King Farm Blvd., Suite 600 Rockville, MD 20850

President of Guggenheim Funds Investment Advisors, LLC 2455 Corporate West Drive, Lisle, IL 60532

President of Guggenheim Funds Distributors, LLC 2455 Corporate West Drive, Lisle, IL 60532

Name of Member/ Director/Officer	Other Business, Profession, Vocation or Employment of Substantial Nature Within Last Two Fiscal Years

Elisabeth A. Miller Chief Compliance Officer	Current: Chief Compliance Officer: Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust 805 King Farm Blvd., Ste 600 Rockville, MD 20850

Chief Compliance Officer: Security Investors, LLC 805 King Farm Blvd., Ste 600 Rockville, MD 20850

Chief Compliance Officer: Guggenheim Distributors, LLC 805 King Farm Blvd., Ste 600 Rockville, MD 20850

Historical: Senior Manager: Security Investors, LLC 805 King Farm Blvd., Ste 600 Rockville, MD 20850

Senior Manager: Rydex Distributors, LLC 805 King Farm Blvd., Ste 600 Rockville, MD 20850

Nick Bonos Senior Vice President

Current:

Chief Executive Officer and Manager: Rydex Specialized Products, LLC;

Chief Executive Officer and President: Rydex Fund Services, LLC;

Vice President: Rydex Holdings, LLC;

Vice President and Treasurer: Rydex Series Funds; Rydex ETF Trust; Rydex Dynamic Funds; and Rydex Variable Trust

805 King Farm Blvd., Ste 600

Rockville, MD 20850

Vice President: Security Benefit Asset Management Holdings, LLC One Security Benefit Place Topeka, KS 66636

Historical: Senior Vice President: Security Global Investors, LLC 801 Montgomery Street, 2nd Floor San Francisco, CA 94133

Senior Vice President: Rydex Advisors, LLC and Rydex Advisors II, LLC 805 King Farm Blvd., Ste 600 Rockville, MD 20850

Treasurer, Chief Executive Officer and President: Advisor Research Center, Inc. 805 King Farm Blvd., Ste 600 Rockville, MD 20850

Senior Vice President: Rydex Advisory Services, LLC 805 King Farm Blvd., Ste 600 Rockville, MD 20850

Name of Member/ Director/Officer	Other Business, Profession, Vocation or Employment of Substantial Nature Within Last Two Fiscal Years

Michael P. Byrum Senior Vice President

Current:

President and Chief Investment Officer: Rydex Holdings, LLC;

Vice President: Rydex Series Funds; Rydex Dynamic Funds; Rydex Variable Trust; and Rydex ETF Trust;

Chairman and Director: Advisor Research Center, Inc.;

Manager: Rydex Specialized Products, LLC;

805 King Farm Blvd., Ste 600

Rockville, MD 20850

President: Security Benefit Asset Management Holdings, LLC One Security Benefit Place Topeka, KS 66636

Historical: Senior Vice President: Security Global Investors, LLC 801 Montgomery Street, 2nd Floor San Francisco, CA 94133

Chief Investment Officer and President: Rydex Advisors, LLC; and Rydex Advisors II, LLC 805 King Farm Blvd., Ste 600 Rockville, MD 20850

Secretary: Rydex Fund Services, LLC 805 King Farm Blvd., Ste 600 Rockville, MD 20850

President and Chief Investment Officer: Rydex Advisory Services, LLC 805 King Farm Blvd., Ste 600 Rockville, MD 20850

John Linnehan Senior Vice President, Chief Financial Officer and Treasurer	Current: Senior Vice President and Chief Financial Officer: Rydex Holdings, LLC 805 King Farm Blvd., Ste 600 Rockville, MD 20850

Senior Vice President and Chief Financial Officer: Security Benefit Asset Management Holdings, LLC One Security Benefit Place Topeka, KS 66636

Historical: Senior Vice President: Security Global Investors, LLC 801 Montgomery Street, 2nd Floor San Francisco, CA 94133

Senior Vice President and Chief Financial Officer: Rydex Advisors, LLC and Rydex Advisors II, LLC 805 King Farm Blvd., Ste 600 Rockville, MD 20850

Amy Damman Assistant Treasurer	Current: Director, Business & Finance Security Global Investors, n/k/a Guggenheim Investments One Security Benefit Place Topeka, KS 66636

Name of Member/ Director/Officer	Other Business, Profession, Vocation or Employment of Substantial Nature Within Last Two Fiscal Years

Amy Lee Senior Vice President and Secretary

Current:

Secretary and Chief Compliance Officer: Security Distributors, Inc.;

Vice President, Associate General Counsel and Assistant Secretary: Security Benefit Life Insurance Company and Security Benefit Corporation;

Vice President and Secretary: Security Benefit Asset Management Holdings, LLC; Security Equity Fund; Security Large Cap Value Fund; Security Mid Cap Growth Fund; Security Income Fund; and SBL Fund

One Security Benefit Place

Topeka, KS 66636

Associate General Counsel: First Security Benefit Life Insurance and Annuity Company of New York 800 Westchester Avenue, Suite 641 N. Rye Brook, NY 10573

Secretary: Guggenheim Distributors, LLC; Rydex Fund Services, LLC; and Rydex Specialized Products, LLC;

Vice President and Secretary: Rydex Holdings, LLC;

Vice President and Assistant Secretary: Rydex Series Funds; Rydex ETF Trust; Rydex Dynamic Funds; Rydex Variable Trust;

President and Secretary: Advisor Research Center, Inc.

805 King Farm Blvd., Ste 600

Rockville, MD 20850

Historical: Secretary: Security Global Investors, LLC 800 Montgomery Street, 2nd Floor San Francisco, CA 94133

Secretary: Security Financial Resources, Inc. One Security Benefit Place Topeka, KS 66636

Senior Vice President and Secretary: Rydex Advisors, LLC and Rydex Advisors II, LLC 805 King Farm Blvd., Ste 600 Rockville, MD 20850

Vice President and Secretary: Rydex Advisory Services, LLC 805 King Farm Blvd., Ste 600 Rockville, MD 20850

Name of Member/ Director/Officer	Other Business, Profession, Vocation or Employment of Substantial Nature Within Last Two Fiscal Years

Joe Arruda Vice President

Current:

Chief Financial Officer and Manager: Rydex Specialized Products, LLC;

Assistant Treasurer: Rydex Series Funds; Rydex Dynamic Funds; Rydex ETF Trust; and Rydex Variable Trust

805 King Farm Blvd., Ste 600

Rockville, MD 20850

Historical: Vice President: Security Global Investors, LLC 801 Montgomery Street, 2nd Floor San Francisco, CA 94133

Vice President: Rydex Advisors, LLC and Rydex Advisors II, LLC 805 King Farm Blvd., Ste 600 Rockville, MD 20850

Vice President: Rydex Advisory Services, LLC 805 King Farm Blvd., Ste 600 Rockville, MD 20850

Farhan Sharaff Senior Vice President	Chief Investment Officer of Transparent Value, LLC 135 East 57th Street, 15th Floor New York, NY 10022

Assistant Chief Investment Officer, Equities of Guggenheim Partners Investment Management 100 Wilshire Blvd., 5th Floor Santa Monica, CA 90401

Guggenheim Partners Investment Management, LLC (“GPIM”) serves as investment adviser for Series F and Series M. GPIM is primarily engaged in the investment management business. Information as to the officers of GPIM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by them in the last two years, is set forth below.

Name of Member/ Director/Officer	Other Business, Profession, Vocation or Employment of Substantial Nature Within Last Two Fiscal Years

Byron S. Minerd Chief Investment Officer	None

Erin E. Nyhoff-King Chief Compliance Officer	None

Todd L. Boehly President	None

Stephen D. Sautel Chief Operating Officer	None

William R. Hagner Chief Legal Officer	None

Mainstream Investment Advisers, LLC (“Mainstream”) is a registered investment adviser under the Investment Advisers Act of 1940, as amended. In addition to its service as sub-adviser to a portion of the total assets of Series Z, Mainstream provides investment management services to individual accounts and pooled investment vehicles.

Information as to the officers of Mainstream, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by them in the last two years, is set forth below.

Name of Member/ Director/Officer	Other Business, Profession, Vocation or Employment of Substantial Nature Within Last Two Fiscal Years
William H. Jenkins	None

Charles F. Craig	None

Item 32. Principal	Underwriters

(a)	Guggenheim Distributors, LLC (formerly, Rydex Distributors, LLC) serves as the principal underwriter for the Registrant, Security Equity Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, Security Income Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex ETF Trust and Rydex Variable Trust.

(b)	The following information is furnished with respect to the directors and officers of Guggenheim Distributors, LLC

(1) Name and Principal Business Address	(2) Position and Offices with Underwriter	(3) Position and Offices with Registrant
Donald Cacciapaglia 805 King Farm Blvd., Suite 600 Rockville, MD 20850	Chief Executive Officer, President and Manager	Chief Executive Officer, President and Member Representative

Kevin M. McGovern 805 King Farm Blvd., Suite 600 Rockville, MD 20850	Vice President	None

Julie Jacques One Security Benefit Place Topeka, KS 66636	Treasurer	None

Amy J. Lee One Security Benefit Place Topeka, KS 66636	Vice President and Secretary	Vice President and Secretary

Elisabeth A. Miller 805 King Farm Blvd., Suite 600 Rockville, MD 20850	Chief Compliance Officer	Chief Compliance Officer

Douglas Magini 805 King Farm Blvd., Suite 600 Rockville, MD 20850	Vice President	None

William Belden 2455 Corporate West Drive Lisle, IL 60532	Vice President	None

(c)	Not applicable.

Item 33. Location	of Accounts and Records

Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by Security Investors, LLC, One Security Benefit Place, Topeka, Kansas 66636-0001; 805 King Farm Blvd., Rockville, MD 20850; 40 East 52nd Street, 16th Floor, New York, NY 10022; 9401 Indian Creek Parkway, 40 Corporate Woods, Suite 850, Overland Park, KS 66210 and 801 Montgomery St., 2nd Floor, San Francisco, California 94133; Mainstream Investment Advisers, LLC, 101 West Spring Street, Fourth Floor, New Albany, Indiana 47150; Lexington Management Corporation, Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663; T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202; Meridian Investment Management Corporation, 12835 Arapahoe Road, Tower II, 7th Floor, Englewood, Colorado 80112; Strong Capital Management, Inc., 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051; Templeton/Franklin Investment Services, Inc., 777 Mariners Island Boulevard, San Mateo, California 94404; Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105; Oppenheimer Management Corporation, 498 Seventh Avenue, New York, New York 10018; Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts 02109; Northern Trust Investments, N.A., 50 La Salle Street, Chicago, Illinois 60603; RS Investment Management, L.P., 388 Market Street, San Francisco, California, 94111, Templeton Investment Counsel, LLC, 500 East Broward Boulevard, Ft. Lauderdale, Florida, 33394, and The Dreyfus Corporation, 200 Park Avenue, New York, New York, 10166. Records relating to the duties of the Registrant’s custodian are maintained by UMB, n.a., 928 Grand Avenue, Kansas City, Missouri 64106, Chase Manhattan Bank, 4 Chase MetroTech Center, 18th Floor, Brooklyn, New York 11245, Banc of America Securities, LLC, 9 West 57th Street, New York, New York 10019, State Street Bank & Trust Company, 225 Franklin, Boston, Massachusetts 02110 and The Bank of New York Mellon, 2 Hanson Place, 9th Floor, Brooklyn, New York 11217.

Item 34. Management	Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (“1933 Act”) and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 72 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Topeka, and State of Kansas on the 14th day of June 2013.

SBL FUND (the Registrant)

By:	DONALD C. CACCIAPAGLIA
Donald C. Cacciapaglia, President

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities indicated and on the 14th day of June 2013.

Jerry B. Farley Director Donald A. Chubb, Jr. Director Penny A. Lumpkin Director Harry W. Craig, Jr. Director Maynard Oliverius Director		SBL FUND
	By:	AMY J. LEE
Amy J. Lee, as Attorney-In-Fact for the Officers and Directors Whose Names Appear Opposite
	By:	NIKOLAOS BONOS
Nikolaos Bonos, Treasurer (principal financial officer and principal accounting officer)
	By:	DONALD C. CACCIAPAGLIA
Donald C. Cacciapaglia, Director and President

Exhibit Index

None